                                  THE GALAXY FUND


                        STATEMENT OF ADDITIONAL INFORMATION

                                   Shares of the

                      Connecticut Municipal Money Market Fund
                     Massachusetts Municipal Money Market Fund

                                Trust Shares of the

                               Growth and Income Fund
                                Small Cap Value Fund


                                 February 28, 1998
                           (as revised October 30, 1998)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectuses (the "Prospectuses") for the (i) Shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds and (ii) Trust Shares of the Growth and Income and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), each dated February 28, 1998, as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectuses.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE IS NO ASSURANCE THAT THE CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                                 TABLE OF CONTENTS
                                                                         Page

THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . 1
     Acceptable Investments - Money Market Funds . . . . . . . . . . . . . 1
     Types of Acceptable Investments - Money Market Funds. . . . . . . . . 2
     Types of Investments - Equity Funds . . . . . . . . . . . . . . . . . 2
     U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . 3
     When-Issued And Delayed Settlement Transactions . . . . . . . . . . . 3
     Stand-By Commitments. . . . . . . . . . . . . . . . . . . . . . . . . 4
     Munipreferred Securities. . . . . . . . . . . . . . . . . . . . . . . 4
     Variable Rate Demand Notes. . . . . . . . . . . . . . . . . . . . . . 4
     Temporary Investments . . . . . . . . . . . . . . . . . . . . . . . . 5
     Restricted and Illiquid Securities. . . . . . . . . . . . . . . . . . 5
     Repurchase Agreements, Reverse Repurchase Agreements and Lending of
          Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . 6
     Derivative Securities . . . . . . . . . . . . . . . . . . . . . . . . 7
     Restrictions on the Use of Futures Contracts and Options. . . . . . . 8
     Indexed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Swap Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Foreign Currency Exchange Transactions. . . . . . . . . . . . . . . . 10
     Portfolio Securities Generally. . . . . . . . . . . . . . . . . . . . 11
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     Special Considerations Relating to Connecticut Municipal Securities . 11
     Additional Investment Limitations . . . . . . . . . . . . . . . . . . 14
NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
     MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS. . . . . . . . . . . . . . 19
DIVIDENDS - MONEY MARKET FUNDS . . . . . . . . . . . . . . . . . . . . . . 20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . 20
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . 21
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . 23
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     Connecticut Municipal Money Market and Massachusetts Municipal Money
          Market Funds . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     Growth and Income and Small Cap Value Funds . . . . . . . . . . . . . 25
     Taxation of Certain Financial Instruments . . . . . . . . . . . . . . 25
     State Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Massachusetts State Income Tax. . . . . . . . . . . . . . . . . . . . 28
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . . 32
ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY
     AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . 35
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 35

SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . 37
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . 40
     Yield Quotations -- Connecticut Municipal Money Market and Massachusetts
          Municipal Money Market Funds . . . . . . . . . . . . . . . . . . 40
     Tax-Equivalency Tables - Connecticut Municipal Money Market and
           Massachusetts Municipal Money Market Funds. . . . . . . . . . . 41
     Yield and Performance of the Growth and Income and Small Cap
          Value Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                   THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management company which is currently authorized to offer shares of beneficial interest in thirty investment portfolios. This Statement of Additional Information provides additional investment information with respect to Shares of the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund (collectively, the "Money Market Funds"), and with respect to Trust Shares of the Growth and Income Fund and Small Cap Value Fund (collectively, the "Equity Funds") (the Money Market Funds and Equity Funds are referred to herein collectively as the "Funds"), and should be read in conjunction with the current Prospectuses for the Funds.

     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market, Growth and Income, and Small Cap Value Funds commenced operations on October 4, 1993, October 5, 1993, December 14, 1992 and December 14, 1992, respectively, as separate investment portfolios (the "Predecessor Connecticut Municipal Money Market Fund", "Predecessor Massachusetts Municipal Money Market Fund", "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

                          INVESTMENT OBJECTIVES AND POLICIES

ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

     The Connecticut Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of Connecticut and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and Connecticut state income tax imposed upon non-corporate taxpayers ("Connecticut Municipal Securities").

     The Massachusetts Municipal Money Market Fund invests primarily in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and of other states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and income taxes imposed by the Commonwealth of Massachusetts imposed upon non-corporate taxpayers ("Massachusetts Municipal Securities").

     From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Money Market Fund's yield.

TYPES OF ACCEPTABLE INVESTMENTS - MONEY MARKET FUNDS

     Examples of Municipal Securities are:

     -    municipal notes and commercial paper;

     -    general obligation serial bonds sold with differing maturity dates;

     -    refunded municipal bonds; and

     -    all revenue bonds, including industrial development bonds.

TYPES OF INVESTMENTS - EQUITY FUNDS

     The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard & Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities. The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.

     The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

MONEY MARKET INSTRUMENTS

     The Equity Funds may invest in the following money market instruments:

     - instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

     - prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch IBCA, Inc.)

U.S. GOVERNMENT OBLIGATIONS

     The types of U.S. Government obligations in which the Equity Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

     -    the full faith and credit of the U.S. Treasury;

     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     -    the credit of the agency or instrumentality issuing the obligations.

     Examples of U.S. Government agencies and instrumentalities that are permissible investments and may not always receive financial support from the U.S Government are:

     -    Federal Farm Credit Banks;

     -    Federal Home Loan Banks;

     -    Federal National Mortgage Association; and

     -    Federal Home Loan Mortgage Corporation.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

     Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

     Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Securities that are acquired subject to the commitment. Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     The Money Market Funds will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Money Market Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

MUNIPREFERRED SECURITIES

     The Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Money Market Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

VARIABLE RATE DEMAND NOTES

     Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations.

     The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

TEMPORARY INVESTMENTS

     The Money Market Funds may also invest in high quality temporary investments during times of unusual market conditions for defensive purposes.

     From time to time, such as when suitable Municipal Securities are not available, the Money Market Funds may invest a portion of their respective assets in cash. Any portion of a Money Market Fund's assets maintained in cash will reduce the amount of assets in Municipal Securities and thereby reduce the Fund's yield.

RESTRICTED AND ILLIQUID SECURITIES

     The Equity Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Equity Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution.
Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Equity Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Equity Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Equity Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including
Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Equity Funds do not intend to subject such paper to the limitation applicable to restricted securities.

     The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933, as amended. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. Galaxy, on behalf of the Equity Funds, believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

     -    the frequency of trades and quotes for the security;

     - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     -    dealer undertakings to make a market in the security; and

     -    the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to a repurchase agreement and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fleet to be creditworthy pursuant to guidelines established by the Board of Trustees.

     The Equity Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date.

These securities are marked to market daily and are maintained until the transaction is settled.

     The collateral received when the Equity Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS

     An Equity Fund may purchase and sell put options on its portfolio securities as described in the Prospectuses.

     STOCK INDEX FUTURES AND OPTIONS

     The Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Equity Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

     The Equity Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     An Equity Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. An Equity Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

     An Equity Fund will not enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, an Equity Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, an Equity Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     INDEXED SECURITIES

     The Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     SWAP AGREEMENTS

     As one way of managing their exposure to different types of investments, the Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Equity Funds' investment exposure from one type of investment to another. For example, if an Equity Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Equity Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Equity Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Equity Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Equity Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. An Equity Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by an Equity Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Equity Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Equity Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.
 The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

     Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

     A Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers.
The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of this State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

     Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

     The average unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,592 to $33,875. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, and $262,600,000,
respectively. General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and
1998-1999 fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the fiscal year 1991-1992.

     During 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $157,055,000 were outstanding as of December 1, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of August 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,469,239,000, of which $10,159,950,000 had been approved for issuance by the State Bond Commission and $9,181,272,000 had been issued. As of December 1, 1997, State direct general obligation indebtedness outstanding was $6,475,986,251.

     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue $962,000,000 bonds to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382,000,000 for the four fiscal years ending June 30, 1999, and $580,000,000 for the six fiscal years ending June 30, 2005.

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1997, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,000,900,000.

     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport).
 The total cost of the program through June 30, 2000, is currently estimated to be $12.3 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

     As of July 1, 1998, the General Assembly had authorized $4,489,200,000 of such STO bonds, of which $3,894,700,000 new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

     The State's general obligation bonds are rated AA- by Standard & Poors and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (iii) litigation involving claims by Indian tribes to a portion of the State's land area; and (iv) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief.

     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

     The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

     Regional economic difficulties, reduction in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses):

     1. No Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions, in the case of a Money Market Fund, or the clearance of purchases and sales of portfolio securities, in the cash of an Equity Fund. A deposit or payment by an Equity Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. No Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Equity Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     3. No Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of an Equity Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

     4. No Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

     5. No Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that an Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

     6. No Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     7. No Fund may lend any of its assets except that a Money Market Fund may acquire publicly or non-publicly issued Connecticut or Massachusetts Municipal Securities (as defined in their Prospectuses) or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and Galaxy's Declaration of Trust; and except that an Equity Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent an Equity Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

     8. With respect to at least 50% of its total assets, a Money Market Fund will invest no more than 5% of its total assets in the securities of a single issuer and no more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

     9. With respect to securities comprising 75% of the value of its total assets, no Equity Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer.
          An Equity Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

     10. No Money Market Fund may purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Money Market Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.

     11. No Equity Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, an Equity Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     12. No Money Market Fund will invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

     The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     13. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

          The Money Market Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own. Rule 2a-7 under the 1940 Act requires that the Money Market Funds limit their investments to instruments that, in the opinion of the Board of Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act. If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Money Market Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act.

          The Equity Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by an Equity Fund in shares of another investment company would be subject to such duplicate expenses.

     14. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     15. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases; except that the Equity Funds may purchase the securities of issuers which invest in or sponsor such programs.

     16. No Money Market Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

     17. No Equity Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     18. No Equity Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. No Equity Fund may write call options in excess of 5% of the value of its total assets.

     19. No Equity Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

     20. No Money Market Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

     21. No Money Market Fund may invest more than 10%, and no Equity Fund will invest more than 15%, of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

     22. No Equity Fund may invest more than 15% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

     23. No Equity Fund may invest in companies for the purpose of exercising management or control.

     24. No Equity Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

     For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

     The Funds do not intend to borrow money in excess of 5% of the value of their respective net assets or, with respect to the Money Market Funds only, to invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.

             NET ASSET VALUE - CONNECTICUT MUNICIPAL MONEY MARKET AND
                     MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

     Galaxy uses the amortized cost method of valuation to value shares of the Money Market Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

     The Money Market Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that neither of these Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Money Market Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                            DIVIDENDS - MONEY MARKET FUNDS

     As stated, Galaxy uses its best efforts to maintain the net asset value per share of each Money Market Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any of the Funds, it is possible that a Fund's net asset value per share may fall below $1.00.
Should Galaxy incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of a Fund for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy with respect to these Funds or to revise it in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund experiencing such effect. Such expense or loss may result in a shareholder's receiving no dividends for the period in which it holds shares of a Fund and in its receiving upon redemption a price per share lower than that which it paid.

                    ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, shares of the Money Market Funds are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, shares of the Money Market Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares of the Equity Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                                DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Government Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund.

     As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Equity Funds (plus a third series of shares, i.e. Retail B Shares, of the Growth and Income Fund) are offered under separate Prospectuses to different categories of investors. Each Money Market Fund offers only one series of shares.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of the Equity Funds and to shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds), the Distribution and Services Plan for Retail B Shares of the Growth and Income Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Equity Fund's Retail A Shares and shares of each Money Market Fund would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and the Growth and Income Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund (shares of the Money Market Funds) will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of the Growth and Income Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                       ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net realized long-term capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distributions in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% for gains on capital assets held more than 12 months. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET
FUNDS

     Shareholders are not required to pay the federal income tax on any dividends received from the funds that represent net interest on tax-exempt Municipal Securities.

     In the case of a corporate shareholder, dividends of the Funds that represent interest on Municipal Securities may be subject to the 20% corporate alternative minimum tax. The corporate alternative minimum tax treats 75% of the excess of a taxpayer's pre-tax "adjusted current earnings" over the taxpayer's alternative minimum taxable income as a tax preference item. Since "earnings and profits" generally includes the full amount of any Fund's dividend, and alternative minimum taxable income does not include the portion of a Fund's dividend attributable to Municipal Securities that are not private activity bonds, 75% of the difference will be included in the calculation of the corporation's alternative minimum tax.

     Dividends of any of the Funds representing net interest income on some temporary investments, and any realized net short-term gains are taxed at ordinary income rates. Long-term capital gains distributions are taxed as long-term capital gains (generally taxed at a 20% tax rate for noncorporate shareholders), regardless of the length of time the Fund shares have been held by the shareholder. Some 1998 distributions of gain realized in 1997 may be subject to a federal tax rate of 28%. These tax consequences apply whether dividends are received in cash or as additional shares. Information on the tax status of dividends and distributions is provided annually.

GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

     Shareholders are subject to federal income tax on dividends received as cash or additional shares.

     Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

     Generally, futures contracts and options on futures contracts held by the Equity Funds and certain foreign currency contracts entered into by the Equity Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain
wash sales regulations.   With respect to certain Instruments, deductions for
interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

     A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or the settlement of the contract must depend on the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and
(3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that an Equity Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     An Equity Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock in a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of the year; under either of these alternative approaches the Fund may recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MASSACHUSETTS STATE INCOME TAX

     Shareholders of the Massachusetts Municipal Money Market Fund subject to Massachusetts personal income taxation will not be required to pay Massachusetts personal income tax on that portion of their dividends which is attributable to (and is properly designated as attributable to) interest earned on Massachusetts tax-free municipal obligations, gain from the sale of certain of such obligations, interest earned on obligations of the United States and interest earned on obligations of United States territories or possessions to the extent interest on such obligations is exempt from taxation by the state pursuant to Federal law. Shareholders subject to Massachusetts income taxation will be subject to Massachusetts personal income tax and corporate shareholders subject to the Massachusetts corporate excise tax will be subject to that tax on all dividends from the Massachusetts Municipal Money Market Fund.

                                TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ----        ----------------------
 Dwight E. Vicks, Jr.            Chairman &  President & Director, Vicks
 Vicks Lithograph &              Trustee     Lithograph & Printing Corporation
   Printing Corporation                      (book manufacturing and commercial
 Commercial Drive                            printing); Director, Utica Fire
 P.O. Box 270                                Insurance Company; Trustee,
 Yorkville, NY 13495                         Savings Bank of Utica; Director,
 Age 64                                      Monitor Life Insurance Company;
                                             Director, Commercial Travelers
                                             Mutual Insurance Company; Trustee,
                                             The Galaxy VIP Fund; Trustee,
                                             Galaxy Fund II.

 John T. O'Neill(1)              President,  Executive Vice President and CFO,
                                 Treasurer   Hasbro, Inc. (toy and game
 Hasbro, Inc.                    & Trustee   manufacturer); Trustee, The Galaxy
 1027 Newport Avenue                         VIP Fund; Trustee, Galaxy Fund II.
 Pawtucket, RI 02862
 Age 53

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ----        ----------------------
 Louis DeThomasis                Trustee     President, Saint Mary's College of
 Saint Mary's College                        Minnesota; Director, Bright Day
   of Minnesota                              Travel, Inc.; Trustee, Religious
 Winona, MN 55987                            Communities Trust; Trustee, The
 Age 57                                      Galaxy VIP Fund; Trustee, Galaxy
                                             Fund II.

 Donald B. Miller                Trustee     Chairman, Horizon Media, Inc.
 10725 Quail Covey Road                      (broadcast services); Director/Trustee,
 Boynton Beach, FL 33436                     Lexington Funds; Chairman, Executive
 Age 72                                      Committee, Compton International, Inc.
                                             (advertising agency); Trustee,
                                             Keuka College; Trustee, The Galaxy
                                             VIP Fund; Trustee, Galaxy Fund II.

 James M. Seed                   Trustee     Chairman and President, The Astra
 The Astra Ventures, Inc.                    Projects, Incorporated (land
 One Citizens Plaza                          development); President, The Astra
 Providence, RI 02903                        Ventures, Incorporated (previously,
 Age 56                                      Buffinton Box Company - manufacturer
                                             of cardboard boxes); Commissioner,
                                             Rhode Island Investment Commission;
                                             Trustee, The Galaxy VIP Fund; Trustee,
                                             Galaxy Fund II.

 Bradford S. Wellman(1)          Trustee     Private Investor; Vice President and
 2468 Ohio Street                            Director, Acadia Management Company;
 Bangor, ME  04401                           Director, Essex County Gas Company,
 Age 66                                      until January 1994; Director, Maine
                                             Mutual FireInsurance Co.; Member,
                                             Maine Finance Authority; Trustee,
                                             The Galaxy VIP Fund; Trustee, Galaxy
                                             Fund II.

 W. Bruce McConnel, III          Secretary   Partner of the law firm Drinker
 Philadelphia National                       Biddle & Reath LLP, Philadelphia,
   Bank Building                             Pennsylvania.
 1345 Chestnut Street.
 Philadelphia, PA 19107
 Age 54

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ----        ----------------------
 Jylanne Dunne                   Vice        Vice President, First Data
 First Data Investor Services    President   Investor Services Group, Inc.,
 Group, Inc.                     and         1990 to present.
 4400 Computer Drive             Assistant
 Westboro, MA 01581-5108         Treasurer
 Age 38

----------------------------------
(1) An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and
(ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc. ("Investor Services Group"), receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October 31, 1997:

-------------------------------------------------------------------------------
                                                 Pension or         Total
                                                 Retirement     Compensation
                                                  Benefits     from Galaxy and
                                Aggregate        Accrued as         Fund
 Name                       Compensation from   Part of Fund   Complex* Paid to
 of Person/Position               Galaxy          Expenses        Trustees
-------------------------------------------------------------------------------
 Bradford S. Wellman             $34,591            None           $38,500
 Trustee

 Dwight E. Vicks, Jr.            $38,184            None           $42,500
 Chairman and Trustee

 Donald B. Miller**              $34,574            None           $38,500
 Trustee

 Rev. Louis DeThomasis           $34,591            None           $38,500
 Trustee

 John T. O'Neill                 $36,837            None           $41,000
 President, Treasurer
 and Trustee

 James M. Seed**                 $34,574            None           $38,500
 Trustee
-------------------------------------------------------------------------------


----------------------------------
*    The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy
     Fund II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                      ADVISORY, ADMINISTRATION, CUSTODIAN AND
                            TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the fiscal year ended October 31, 1997, Fleet received advisory fees of $497,713, $251,050, $1,473,550 and $2,668,193 with respect to the
Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $62,664, $54,862, $103,101 and

$306,295 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from December 4, 1995 to October 31, 1996, Fleet received advisory fees of $386,073, $154,616, $1,143,059 and $1,790,255 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $93,862, $90,548, $63,394 and $99,656 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: $43,242, $17,003, $128,152 and $207,833 with respect to the Predecessor Connecticut Municipal Money Market Fund, Predecessor Massachusetts Municipal Money Market Fund, Predecessor Small Cap Value Fund and Predecessor Growth and Income Fund, respectively.

     For the fiscal year ended October 31, 1995, Shawmut earned the following advisory fees: Predecessor Connecticut Municipal Money Market Fund, $544,556, of which $177,977 was voluntarily waived and $35,932 was reimbursed in expenses; Predecessor Massachusetts Municipal Money Market Fund, $168,602, of which $108,318 was voluntarily waived and $46,320 was reimbursed in expenses; Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Equity Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet will be paid $21.00 per year for each defined contribution plan participant sub-account. As of October 31, 1997, there were approximately 15,893 defined contribution plan participant sub-accounts invested in Trust Shares of the Equity Funds; thus it is expected that Fleet Bank will receive annually $333,753 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Equity Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal year ended October 31, 1997, Investor Services Group received administration fees of $101,578, $51,212, $160,350 and $290,324 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period December 4, 1995 through October 31, 1996, Investor Services Group received administration fees of $81,178, $32,643, $129,102 and $203,187 with respect to the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $12,973, none of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $5,101, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $19,223, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $31,175, none of which was voluntarily waived.

     For the fiscal year ended October 31, 1995, Federated earned the following administrative fees: Predecessor Connecticut Municipal Money Market Fund, $109,347, none of which was voluntarily waived; Predecessor Massachusetts Municipal Money Market Fund, $50,000, none of which was voluntarily waived; Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived.

     CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and
(vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Equity Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                                PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Money Market Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Transactions in equity securities on U.S. stock exchanges for the Equity Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal year ended October 31, 1997, the Growth and Income and Small Cap Value Funds paid $851,919 and $173,335, respectively, in brokerage commissions on brokerage transactions.

     For the period December 4, 1995 through October 31, 1996, the Growth and Income and Small Cap Value Funds paid $398,181 and $118,396, respectively, in brokerage commissions on brokerage transactions. For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $58,543, respectively, in brokerage commissions on brokerage transactions.

     The Equity Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Money Market Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of either of these Funds.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, the Growth and Income Fund held 42,000 shares of common stock of Chase Manhattan Corp. (value $4,845,750) and 39,000 shares of common stock of J.P. Morgan & Co. Inc. (value $4,280,250), Chase Manhattan & J.P. Morgan are considered "regular broker dealers" of Galaxy. Chase Manhattan Corp. and J.P. Morgan & Co., Inc. are the parents of Chase Securities, Inc. and J.P. Morgan respectively.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                              SHAREHOLDER SERVICES PLAN

     As stated in the Prospectuses for the Funds, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Equity Funds and shares of the Money Market Funds. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates. As of the date of this Statement of Additional Information, the Servcies Plan has not been implemented with respect to Trust Shares of the Equity Funds.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds (shares of the Money Market Funds) on any day do not exceed the income to be accrued to such shares on that day.

     For the fiscal year ended October 31, 1997, payments to Service Organizations totaled $111,361 with respect to shares of the Connecticut Municipal Money Market Fund and $58,905 with respect to shares of the Massachusetts Municipal Money Market Fund.

     For the period December 4, 1995 through October 31, 1996, payments to Service Organizations totaled $104,877 with respect to shares of the Connecticut Municipal Money Market Fund and $38,441 with respect to shares of the Massachusetts Municipal Money Market Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Equity Funds and shares of the Money Market Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                     DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's Distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                                   Brokerage
                         Net       Compensation  Commissions in
                    Underwriting   on Redemption   Connection
                    Discounts and      and         with Fund         Other
       Fund        Commissions(1)  Repurchase(2)  Transactions   Compensation(3)
       ----        --------------  ------------- --------------  ---------------
Connecticut              N/A            N/A            $0           $121,294
Municipal Money
Market

Massachusetts            N/A            N/A            $0           $ 59,621
Municipal Money
Market
-------------------------------------------------------------------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                       AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds for the fiscal year ended October 31, 1997 including in their Prospectuses and the financial statements for the fiscal year ended October 31, 1997 contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information have been audited by PricewaterhouseCoopers LLP or the period included in their report which appears therein.

                                       COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard, Cityplace, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities.

                          PERFORMANCE AND YIELD INFORMATION

YIELD QUOTATIONS -- CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

     The standardized, annualized seven-day yields for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) analyzing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The current yield for the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may be obtained by calling FD Distributors at the telephone numbers provided on the cover page of the applicable Prospectus. For the seven-day period ended October 31, 1997, the annualized and effective yields of the Connecticut Municipal Money Market Fund were 3.00% and 3.05%, respectively. For the seven-day period ended

October 31, 1997, the annualized and effective yields of the Massachusetts Municipal Money Market Fund were 2.96% and 3.00%, respectively.

     In addition, the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield for a Fund is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds assume a 32.50% and 40.00% respective combined federal and state tax rate and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by the Fund is 100% tax-exempt. The tax-equivalent yields for the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund, for the seven-day period, as so computed, ended October 31, 1997 were 4.44% and 4.93%, respectively.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET AND MASSACHUSETTS MUNICIPAL MONEY MARKET FUNDS

     The Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut and Massachusetts.(1) As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in time of narrow spreads between "tax-free" and taxable yields.

     The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 1998. These are not indicators of past or future performance of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds.

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

     Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

-------------------------------
(1) Some portion of either Fund's income may be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes.

     Investors are urged to consult their own tax advisors as to these matters.

                                     TAXABLE YIELD EQUIVALENT FOR 1998
                                             STATE OF CONNECTICUT

-----------------------------------------------------------------------------------------------------------------------------
Federal Tax Bracket:
                        15.00%    28.00%      31.00%                           36.00%    39.60%

Combined Federal and State:
                        19.50%    32.50%      35.50%                           40.50%    44.10%
-----------------------------------------------------------------------------------------------------------------------------
Joint
Return:                 $1-41,200  $41,201-99,600  $99,601-                    151,750   $151,751-271,050   Over $271,050

Single
Return:     $1-24,650   $24,651-59,750  $59,751-124,650                         $124,651-271,050            Over $271,050
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
Yield:
                                              Taxable Yield Equivalent
-----------------------------------------------------------------------------------------------------------------------------

 1.50%        1.86%         2.22%        2.33%         2.52%         2.68%

 2.00%        2.48%         2.96%        3.10%         3.36%         3.58%

 2.50%        3.11%         3.70%        3.88%         4.20%         4.47%

 3.00%        3.73%         4.44%        4.65%         5.04%         5.37%

 3.50%        4.35%         5.19%        5.43%         5.88%         6.26%

 4.00%        4.97%         5.93%        6.20%         6.72%         7.16%

 4.50%        5.59%         6.67%        6.98%         7.56%         8.05%

 5.00%        6.21%         7.41%        7.75%         8.40%         8.94%

 5.50%        6.83%         8.15%        8.53%         9.24%         9.84%

 6.00%        7.45%         8.89%        9.30%        10.08%        10.73%

                                     TAXABLE YIELD EQUIVALENT FOR 1998
                                           STATE OF MASSACHUSETTS

-----------------------------------------------------------------------------------------------------------------------------
Federal Tax Bracket:
                        15.00%    28.00%      31.00%                           36.00%    39.60%
Combined Federal and State:
                        27.00%    40.00%      43.00%                           48.00%    51.60%
-----------------------------------------------------------------------------------------------------------------------------
Joint
Return:                 $1-42,350   $42,350-102,300  $102,300-155,950          $155,950-278,450   Over $278,450

Single
Return:                 $1-25,350   $25,350-61,400   $61,400-128,100           $128,100-278,450   Over $278,450
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt
 Yield:
                                              Taxable Yield Equivalent
-----------------------------------------------------------------------------------------------------------------------------

  1.50%       2.05%          2.50%        2.63%        2.88%         3.10%

  2.00%       2.74%          3.33%        3.51%        3.85%         4.13%

  2.50%       3.42%          4.17%        4.39%        4.81%         5.17%

  3.00%       4.11%          5.00%        5.26%        5.77%         6.20%

  3.50%       4.79%          5.83%        6.14%        6.73%         7.23%

  4.00%       5.48%          6.67%        7.02%        7.69%         8.26%

  4.50%       6.16%          7.50%        7.89%        8.65%         9.30%

  5.00%       6.85%          8.33%        8.77%        9.62%        10.33%

  5.50%       7.53%          9.17%        9.65%       10.58%        11.36%

  6.00%       8.22%         10.00%       10.53%       11.54%        12.40%


YIELD AND PERFORMANCE OF THE GROWTH AND INCOME AND SMALL CAP VALUE FUNDS

     The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                            a - b       6
               YIELD = 2[(- - - - - + 1)  - 1]
                             cd

Where:    a =  dividends and interest earned by a Fund
               during the period;

          b =  expenses accrued for the period (net of
               reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculations, for the 30-day period ended October 31, 1997, the yields for Trust Shares of the Growth and Income Fund and Small Cap Value Fund were 1.24% and 0.21%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                      ERV   l/n
                               T = [(------)    - 1]
                                       P

Where:    T =  average annual total return;

        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

          P = hypothetical initial payment of $1,000 less any applicable sales charge; and

          n =  period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                              ERV
Aggregate Total Return =   [(------) - l]
                               P

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     The average annual total returns for the one-year period ended October 31, 1997 and for the period from December 14, 1992 (date of initial public offering) to October 31, 1997 were 30.43% and 17.85%, respectively, for Trust Shares of the Growth and Income Fund, and 44.08% and 20.70%, respectively, for Trust Shares of the Small Cap Value Fund.

     The aggregate total returns for Trust Shares of the Growth and Income Fund and Small Cap Value Fund for the period December 14, 1992 (date of initial public offering) to October 31, 1997 were 122.84% and 150.38%, respectively.

                                    MISCELLANEOUS

     As used in the Prospectuses, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn:
 Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638

(13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales

& Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund --Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of
Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY

14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%); Wilbur J. Wade, Jr., 122
Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201
College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                                 FINANCIAL STATEMENTS

     Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated hereby by reference into this Statement of Additional Information. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                      APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Thomson BankWatch ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

      The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

     The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A,

BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                      APPENDIX B

     As stated in the applicable Prospectuses, the Growth and Income and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%.
If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.
 Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Equity Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
 The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                    GALAXY FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                Trust Shares of the

                                Short-Term Bond Fund
                        Intermediate Government Income Fund
                               High Quality Bond Fund

                        Trust Shares, Retail A Shares and/or
                               Retail B Shares of the

                                Corporate Bond Fund
                                Tax-Exempt Bond Fund
                           New Jersey Municipal Bond Fund
                            New York Municipal Bond Fund
                          Connecticut Municipal Bond Fund
                         Massachusetts Municipal Bond Fund
                          Rhode Island Municipal Bond Fund




                                 February 28, 1998
                           (as revised October 30, 1998)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for (i) Trust Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds and (ii) Trust Shares, Retail A Shares and/or Retail B Shares of the Corporate Bond, Tax-Exempt Bond, New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                 Table of Contents

                                                                            Page
                                                                            ----
THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . 1
     Variable and Floating Rate Obligations. . . . . . . . . . . . . . . . . . 1
     Bank Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . 2
     Municipal Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     When-Issued Securities and Forward Commitment and Delayed Settlement
     Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Stand-By Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Repurchase Agreements; Reverse Repurchase Agreements; Loans Of Portfolio
          Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . . . 6
     Derivative Securities . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Foreign Currency Exchange Transactions. . . . . . . . . . . . . . . . . . 6
     Special Considerations Relating to New Jersey Municipal Securities. . . . 7
     Special Considerations Relating to New York Municipal Securities. . . . . 9
     Special Considerations Relating to Connecticut Municipal Securities . . .22
     Additional Investment Limitations . . . . . . . . . . . . . . . . . . . .25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . .27
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . .32
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     Tax-Exempt Bond Funds . . . . . . . . . . . . . . . . . . . . . . . . . .33
     Taxable Bond Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . .34
     Taxation of Certain Financial Instruments . . . . . . . . . . . . . . . .35
     State Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . . . .41
ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER
     AGENCY AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . .45
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .46
SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .47
DISTRIBUTION AND SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . .48
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
AUDITORS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .51
COUNSEL... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . . .52
     Yield and Performance of the Funds. . . . . . . . . . . . . . . . . . . .52
     Tax Equivalency Tables - New Jersey Municipal Bond and New York Municipal
          Bond Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .58


                                         -i-

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .63
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                                  THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to ten of those investment portfolios: (i) Trust Shares of the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund and (ii) Trust Shares, Retail A Shares and/or Retail B Shares of the Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. (The Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Corporate Bond Fund are referred to herein collectively as the "Taxable Bond Funds," the Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund are referred to herein collectively as the "Tax-Exempt Bond Funds," and the Taxable Bond Funds and the Tax-Exempt Bond Funds are referred to herein collectively as the "Funds"). This Statement of Additional Information provides additional investment information with respect to all Funds and should be read in conjunction with the current Prospectuses.


                         INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

     Municipal Securities acquired by the Tax-Exempt Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Tax-Exempt Bond Funds' portfolios may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), described in the Prospectus for each Tax-Exempt Bond Fund and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Tax-Exempt Bond Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     The payment of principal and interest on most Municipal Securities purchased by the Tax-Exempt Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Tax-Exempt Bond Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Tax-Exempt Bond Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Exempt Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus for each Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.

The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Bond Funds and the liquidity and value of their respective portfolios. In such an event, each Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Bond Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

     The Taxable Bond Funds may also invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AND DELAYED SETTLEMENT
TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeded 25% of the value of its assets.

     When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

     Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

     Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Short-Term Bond and Corporate Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

     The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Bond Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

     General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

     Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

     An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

     The State has experienced a gradual economic recovery in the past five years. While unemployment in manufacturing has declined, employment gains have been recorded in business services, construction and retail sectors. Business investment expenditures and consumer spending have also increased substantially in the State as well as in the Nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.

     The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (1) several labor unions have challenged 1994 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of millions of dollars in public employer contributions to the State and significant ongoing annual savings to the State;
(ii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iii) the County of Passaic and other parties have filed suit alleging the State violated a 1984 consent order concerning the construction of a resource recovery facility in that county; (iv) several Medicaid eligible children and the Association for Children of New Jersey have filed suit claiming the Medicaid reimbursement rates for services rendered to such children are inadequate under federal law; (v) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (vi) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (vii) the Education Law Center filed a motion compelling the State to close the spending gap between poor urban school districts and wealthy rural school districts; (viii) a group of insurance companies have filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (ix) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (x) a class action has been brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act; (xi) several suits have been filed against the State in federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (xii) a class action has been filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles; and (xiii) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997.

     Although the New Jersey Municipal Bond Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

     Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "AA1" by Moody's.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York

City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

     The forecast of the State's economy shows continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1 percent. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

     There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1990-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in the State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

     On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

     The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30, 1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for the current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governor's vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

     General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

     The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

     The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF"), and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resource to help finance any extraordinary litigation costs during the fiscal year.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     The Division of the Budget ("DOB") estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

     In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

RECENT FINANCIAL RESULTS. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

     The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion.
The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.

     The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund, the Contingency Reserve Fund and the Community Projects Fund. The TSRF closing balance was
$400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit on March 31, 1998.

     General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

     On January 13, 1992, Standard & Poor's Ratings Services ("Standard & Poor's") reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, Standard & Poor's affirmed its A rating on the State's outstanding bonds.

     On January 6, 1992, Moody's Investors Service, Inc. ("Moody's") reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On July 6, 1998, Moody's assigned an A2 rating with a stable outlook to the State's general obligations.

     The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. Information on the State's five-year Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years, updated to reflect actions taken in the 1998-99 State budget, will be released on or before July 30, 1998. The projection of State borrowings for the 1998-99 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

     Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.93 billion, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments in 1998-99.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (5) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (6) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (7) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (8) a challenge to the constitutionality of Clean Water/Clean Air Bond Act; and (9) a challenge to the Governor's application of his constitutional line item veto authority.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE v. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

     The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

     Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, Standard

& Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.

     On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, Standard & Poor's assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications.

     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's again assigned an A3 rating to the City's general obligations and stated that its outlook was stable.

     New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

     On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

YEAR 2000 COMPLIANCE. The State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data.

     The Office for Technology is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES

     The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of this State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

     The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

     Manufacturing has historically been of prime economic importance to Connecticut. The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.39% of total non-agricultural employment in Connecticut in 1996. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

     The annual average unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1987 to 1996, rising from $21,592 to $33,875. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the six fiscal years ended June 30, 1997, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, and $262,600,000,
respectively. General Fund budgets for the biennium ending June 30, 1999, were adopted in 1997. General Fund expenditures and revenues are budgeted to be approximately $9,550,000,000 and $9,700,000,000 for the 1997-1998 and 1998-1999
fiscal years, respectively, an increase of more than 35% from the budgeted expenditures of approximately $7,008,000,000 for the fiscal year 1991-1992.

     During 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $157,055,000 were outstanding as of December 1, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1997, the State had authorized direct general obligation bond indebtedness totaling $11,460,239,000, of which $10,159,950,000 had been approved for issuance by the State Bond Commission and $9,181,272,000 had been issued. As of December 1, 1997, State direct general obligation indebtedness outstanding was $6,475,986,251.

     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University is authorized to issue $962,000,000 bonds to finance the improvements. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382,000,000 for the four fiscal years ending June 30, 1999, and $580,000,000 for the six fiscal years ending June 30, 2005.

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut

Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1997, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,000,900,000.

     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $12.3 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

     As of July 1, 1998, the General Assembly had authorized $4,489,200,000 of such STO bonds, of which $3,894,700,000 new money borrowings had been issued.
It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

     The State's general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (iii) litigation involving claims by Indian tribes to a portion of the State's land area; and (iv) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgement and injunctive relief.

     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

     The U.S. Census Bureau reports that, at the time of the 1990 census, Connecticut's capital city of Hartford was the eighth poorest city in the nation based on the percentage of its residents living in poverty; the same report indicates that four of Connecticut's largest cities ranked among the 130 poorest cities in the nation by the same measure.

     Regional economic difficulties, reduction in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Taxable Bond Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; and except that each Tax-Exempt Bond Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Tax-Exempt Bond Funds may enter into municipal bond index futures contracts, and each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund and Corporate Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

In addition to the above limitations:

     8. The Tax-Exempt Bond Funds may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

     9. The Funds, with the exception of the Short-Term Bond and Corporate Bond Funds, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds and the Tax-Exempt Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the applicable Prospectuses, Retail A Shares of the Corporate Bond Fund and Tax-Exempt Bond Funds and Retail B Shares of the Tax-Exempt Bond Fund are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the applicable Prospectuses, Retail A Shares of the Corporate Bond Fund and Tax-Exempt Bond Funds and Retail B Shares of the Tax-Exempt Bond Fund may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). As described in the applicable Prospectuses, Trust Shares of the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and with respect to the Taxable Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund are also offered to Direct Investors and Customers of Institutions.

     Retail A Shares of the Corporate Bond Fund and Tax-Exempt Bond Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the Tax-Exempt Bond Fund are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable prospectuses.

     Retail A Shares of the Corporate Bond and Tax-Exempt Bond Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the applicable Prospectuses. An illustration of the computation of the offering price per share of Retail A Shares of the Corporate Bond Fund and Tax-Exempt Bond Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1997 (with respect to the Corporate Bond Fund and New Jersey Municipal Bond Fund, based on the projected value of each Fund's net assets and the projected number of outstanding Retail A Shares of each Fund on the date such Shares are first offered for sale to public investors) and the maximum front-end sales charge of 3.75%, is as follows:


                                        Corporate
                                        Bond Fund
                                        ---------
Net Assets . . . . . . . . . .        $         10

Outstanding Shares . . . . . .                   1

Net Asset Value Per
Share. . . . . . . . . . . . .        $      10.00

Sales Charge (3.75% of
the offering price). . . . . .        $       0.39

Offering Price to Public . . .        $      10.39

                                       Tax-Exempt       New Jersey Municipal
                                       Bond Fund             Bond Fund
                                      ------------      --------------------
Net Assets . . . . . . . . . .        $ 25,465,173          $         10

Outstanding Shares . . . . . .           2,302,321                     1

Net Asset Value Per
Share. . . . . . . . . . . . .        $      11.06          $      10.00

Sales Charge (3.75% of
the offering price). . . . . .        $       0.43          $       0.39

Offering Price to Public . . .        $      11.49          $      10.39

                                  New York Municipal    Connecticut Municipal
                                      Bond Fund               Bond Fund
                                  ------------------    ---------------------
Net Assets . . . . . . . . . .        $ 38,434,009          $ 23,354,832

Outstanding Shares . . . . . .           3,464,721             2,230,405

Net Asset Value Per
0Share . . . . . . . . . . . .        $      11.09          $      10.47

Sales Charge (3.75% of
the offering price). . . . . .        $       0.43          $       0.41

Offering Price to Public . . .        $      11.52          $      10.88

                                      Massachusetts        Rhode Island
                                     Municipal Bond          Municipal
                                           Fund              Bond Fund
                                     --------------        --------------
Net Assets . . . . . . . . . .        $ 33,318,466          $ 17,134,415

Outstanding Shares . . . . . .           3,250,152             1,571,137

Net Asset Value Per Share. . .        $      10.25          $      10.91

Sales Charge (3.75% of
the offering price). . . . . .        $       0.40          $       0.43

Offering Price to Public . . .        $      10.65          $      11.34

     If the Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                               DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the applicable Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the Short-Term Bond, High Quality Bond and Tax-Exempt Bond Funds) are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently a Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and a Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% for gains on capital assets held more than 12 months. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

TAX-EXEMPT BOND FUNDS

     As stated in the Prospectuses for the Tax-Exempt Bond Funds, an investment in the respective Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the

Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Tax-Exempt Bond Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

     Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be disallowed to the extent of the exempt dividends received with respect to the shares.

TAXABLE BOND FUNDS

     Income received by the Taxable Bond Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders, and each shareholder would be entitled either
(i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Taxable Bond Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options, and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.
Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions that are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or the settlement of the contract must depend on the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.

Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                               TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                               Positions        Principal Occupation
                               with The         During Past 5 Years
 Name and Address              Galaxy Fund      and Other Affiliations
 ----------------              -----------      ----------------------
 Dwight E. Vicks, Jr.          Chairman &       President & Director, Vicks
 Vicks Lithograph &            Trustee          Lithograph & Printing
   Printing Corporation                         Corporation (book
 Commercial Drive                               manufacturing and commercial
 P.O. Box 270                                   printing); Director, Utica
 Yorkville, NY 13495                            Fire Insurance Company;
 Age 64                                         Trustee, Savings Bank of
                                                Utica; Director, Monitor Life
                                                Insurance Company; Director,
                                                Commercial Travelers Mutual
                                                Insurance Company; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.


                                        - 37 -

                               Positions        Principal Occupation
                               with The         During Past 5 Years
 Name and Address              Galaxy Fund      and Other Affiliations
 ----------------              -----------      ----------------------
 John T. O'Neill(1)            President,       Executive Vice President and
 Hasbro, Inc.                  Treasurer &      CFO, Hasbro, Inc. (toy and
 1027 Newport Drive            Trustee          game manufacturer); Trustee,
 Pawtucket, RI 02862                            The Galaxy VIP Fund; Trustee,
 Age 53                                         Galaxy Fund II.


 Louis DeThomasis              Trustee          President, Saint Mary's
 Saint Mary's College                           College of Minnesota;
   of Minnesota                                 Director, Bright Day Travel,
 Winona, MN 55987                               Inc.; Trustee, Religious
 Age 57                                         Communities Trust; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.

 Donald B. Miller              Trustee          Chairman, Horizon Media, Inc.
 10725 Quail Covey Road                         (broadcast services);
 Boynton Beach, FL 33436                        Director/Trustee, Lexington
 Age 72                                         Funds; Chairman, Executive
                                                Committee, Compton
                                                International, Inc.
                                                (advertising agency); Trustee,
                                                Keuka College; Trustee, The
                                                Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.

 James M. Seed                 Trustee          Chairman and President, The
 The Astra Ventures,                            Astra Projects, Incorporated,
   Inc.                                         (land development); President
 One Citizens Plaza                             The Astra Ventures,
 Providence, RI 02903                           Incorporated (previously,
 Age 56                                         Buffinton Box Company
                                                manufacturer of cardboard
                                                boxes); Trustee, The Galaxy
                                                VIP Fund; Commissioner, Rhode
                                                Island Investment Commission;
                                                Trustee, Galaxy Fund II.


                                        - 38 -

                               Positions        Principal Occupation
                               with The         During Past 5 Years
 Name and Address              Galaxy Fund      and Other Affiliations
 ----------------              -----------      ----------------------
 Bradford S. Wellman(1)        Trustee          Private Investor; Vice
 2468 Ohio Street                               President and Director, Acadia
 Bangor, ME  04401                              Management Company (investment
 Age 66                                         services); Director, Essex
                                                County Gas Company, until
                                                January 1994; Director, Maine
                                                Mutual Fire Insurance Co.;
                                                Member, Maine Finance
                                                Authority; Trustee, The Galaxy
                                                VIP Fund; Trustee, Galaxy Fund
                                                II.

 W. Bruce McConnel, III        Secretary        Partner of the law firm
 Philadelphia National                          Drinker Biddle & Reath LLP,
   Bank Building                                Philadelphia, Pennsylvania.
 1345 Chestnut Street
 Philadelphia, PA 19107
 Age 54

 Jylanne Dunne                 Vice President   Vice President, First Data
 First Data Investor           and Assistant    Investor Services Group, Inc.,
  Services Group, Inc.         Treasurer        1990 to present.
 4400 Computer Drive
 Westboro, MA  01581
 Age 38

--------------------------

(1) An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments.
Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                 Pension or         Total
                                                 Retirement      Compensation
                                                  Benefits    from Galaxy and
                                Aggregate        Accrued as         Fund
          Name of           Compensation from   Part of Fund   Complex*Paid to
      Person/Position             Galaxy          Expenses        Trustees
--------------------------------------------------------------------------------
 Bradford S. Wellman             $34,591            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 Dwight E. Vicks, Jr.            $38,184            None           $42,500
 Chairman & Trustee
--------------------------------------------------------------------------------
 Donald B. Miller**              $34,574            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 Rev. Louis DeThomasis           $34,591            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 John T. O'Neill                 $36,837            None           $41,000
 President, Treasurer &
 Trustee
--------------------------------------------------------------------------------
 James M. Seed**                 $34,574            None           $38,500
 Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


         ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $359,155, $531,062 and $470,347, respectively, with respect to the Short-Term Bond Fund; $1,527,441, $1,653,803 and $1,535,166, respectively, with respect to the
Intermediate Government Income Fund; $818,510, $932,381 and $1,089,506, respectively, with respect to the High Quality Bond Fund; $657,065, $696,116 and $789,598, respectively, with respect to the Tax-Exempt Bond Fund; and $348,654, $360,298 and $351,041, respectively, with respect to the New York Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $130,062, $193,702 and $171,035, respectively, with respect to the Short-Term Bond Fund; $557,058, $608,385 and $558,241, respectively, with respect to the Intermediate Government Income Fund; $297,640, $339,047 and $396,183, respectively, with respect to the High Quality Bond Fund; $238,933, $253,133 and $287,127, respectively, with respect to the Tax-Exempt Bond Fund; and $126,783, $131,020 and $127,651, respectively, with respect to the New York Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $65,354, $40,375 and $2,300, respectively, with respect to the Short-Term Bond Fund; $60,356, $0 and $0, respectively, with respect to the Intermediate

Government Income Fund; and $34,946, $2,956 and $28,489, respectively, with respect to the High Quality Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $88,394, $62,854 and $73,334, respectively, with respect to the Tax-Exempt Bond Fund; and $107,711, $123,317 and $48,842, respectively, with respect to the New York Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $31,286, $67,091 and $74,799, respectively, with respect to the Connecticut Municipal Bond Fund; and $32,245, $78,783 and $102,040, respectively, with respect to the Massachusetts Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $125,384, $163,904 and $149,599, respectively, with respect to the Connecticut Municipal Bond Fund; and $128,981, $191,624 and $204,080, respectively, with respect to the Massachusetts Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $1,528, $0 and $0, respectively, with respect to the Connecticut Municipal Bond Fund; and $14,041, $0 and $0, respectively, with respect to the Massachusetts Municipal Bond Fund.

     For the period December 12, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $171,959, $604,322 and $507,794, respectively, with respect to the Corporate Bond Fund. For the same periods, Fleet waived advisory fees of $62,531, $219,753 and $184,653, respectively, with respect to the Corporate Bond Fund.

     For the period December 20, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $9,841, $38,943 and $37,641, respectively, with respect to the Rhode Island Municipal Bond Fund.

     For the period December 20, 1994 (commencement of operations) through October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $71,657, $15,079 and $538, respectively, and waived advisory fees of $32,013, $60,030 and $75,284, respectively, with respect to the Rhode Island Municipal Bond Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund.
The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Taxable Bond Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant sub-account. As of October 31, 1997, there were approximately 19,492 defined contribution plan participant sub-accounts invested in Trust Shares of the Taxable Bond Funds; thus it is expected that Fleet Bank will receive annually approximately $409,332 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Taxable Bond Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.

     Investor Services Group, a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $57,153, $82,440 and $69,851, respectively, with respect to the Short-Term Bond Fund; $244,446, $256,059 and $227,963, respectively, with respect to the Intermediate Government Income Fund; $130,250, $143,905 and $161,732, respectively, with respect to the High Quality Bond Fund; $104,560, $108,062 and $117,223, respectively, with respect to the Tax-Exempt Bond Fund and $55,482, $55,624 and $26,292, respectively, with respect to the New York Municipal Bond Fund. During the fiscal year ended October 31, 1997, Investor Services Group waived administration fees of $25,827 for the New York Municipal Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $0, $0 and $0, respectively, with respect to the Connecticut Municipal Bond Fund; and $0, $0 and $2,406, respectively, with respect to the Massachusetts Municipal Bond Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors waived administration fees of $39,479, $46,559 and $39,755, respectively, with respect to the Connecticut Municipal Bond Fund; and $39,900, $46,772 and $30,919, respectively, with respect to the Massachusetts Municipal Bond Fund.

     For the period December 12, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees of $27,410, $93,185 and $75,411, respectively with respect to the Corporate Bond Fund.

     For the period December 20, 1994 (commencement of operations) to October 31, 1995 and for the fiscal years ended October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees of $4,830, $11,196 and $12,293, respectively with respect to the Rhode Island Municipal Bond Fund.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund;
(iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                               PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During fiscal year ended October 31, 1997, the Galaxy bond funds did not acquire or sell securities of its regular brokers and dealers.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                             SHAREHOLDER SERVICES PLAN

     As stated in the Prospectuses for each Fund, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates. As of the date of this Statement of Additional Information, the Services Plan has not been implemented with respect to Trust Shares of the Funds.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $47,093, $42,210 and $37,652, respectively, with respect to Retail A Shares of the Tax-Exempt Bond Fund; $60,513, $57,674 and $56,596, respectively, with respect to Retail A Shares of the New York Municipal Bond Fund; $25,383, $36,878 and $32,160, respectively, with respect to Retail A Shares of the Connecticut Municipal Bond Fund; $22,206, $38,823 and $40,842, respectively, with respect to Retail A Shares of the Massachusetts Municipal Bond Fund; and $0, $0 and $0, respectively, with respect to Retail A Shares of the Rhode Island Municipal Bond Fund. As of the date of this Statement of Additional Information, Galaxy has not offered Retail A Shares of the Corporate Bond and New Jersey Municipal Bond Funds.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                           DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Tax-Exempt Bond Fund. The 12b-1 Plan is described in the applicable Prospectus.

     Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .15% (annualized) and .15% (annualized), respectively, of the average daily net assets attributable to such Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Tax-Exempt Bond Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Tax-Exempt Bond Fund bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $7,788 in distribution fees and $1,784 in shareholder servicing fees. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Tax-Exempt Bond Fund bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $300 in distribution fees and

$0 in shareholder servicing fees. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Tax-Exempt Bond Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                    DISTRIBUTOR

     First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Corporate Bond Fund and Tax-Exempt Bond Funds as described in the applicable Prospectuses. For the fiscal year ended October 31, 1997, the Distributor received front-end sales charges in connection with Retail A Share purchases as follows: Tax-Exempt Bond Fund -- $19,403; New York Municipal Bond Fund -- $49,295; Connecticut Municipal Bond Fund -- $46,322; Massachusetts Municipal Bond Fund -- $140,492; and Rhode Island Municipal Bond Fund -- $22,941. Of these amounts, FD Distributors and affiliates of Fleet retained $0 and $19,403, respectively, with respect to the Tax-Exempt Bond Fund; $0 and $49,295, respectively, with respect to the New York Municipal Bond Fund; $0 and $46,322, respectively, with respect to the Connecticut Municipal Bond Fund; $0 and $140,492, respectively, with respect to the Massachusetts Municipal Bond Fund; and $0 and $22,941, respectively, with respect to the Rhode Island Municipal Bond Fund.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Tax-Exemp Bond Fund. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:
Tax-Exempt Bond Fund -- $5,353. All such amounts were paid over to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds with respect to the Shares covered by this Statement of Additional Information during the fiscal year ended October 31, 1997:

                                                   Brokerage
                      Net                        Commissions in
                  Underwriting  Compensation on    Connection
                 Discounts and  Redemption and     with Fund         Other
      Fund      Commissions(1)   Repurchase(2)    Transactions  Compensation(3)
      ----      --------------  ---------------  -------------- ---------------
Corporate Bond    $        0          N/A              $0         $       0

Tax-Exempt        $24,755.31       $5,352.55           $0           $48,104
 Bond

New York          $49,295.04          N/A              $0           $56,022
 Municipal
 Bond

Connecticut       $46,322.00          N/A              $0           $40,755
 Municipal
 Bond

Massachusetts     $140,491.67         N/A              $0           $33,505
 Municipal
 Bond

Rhode Island      $22,941.37          N/A              $0         $       0
 Municipal
 Bond

----------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                      AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders and incorporated herein by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.

                                      COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities. The law firm of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard, Cityplace, Hartford, Connecticut 06103-3499 serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of the Prospectuses with respect to the Massachusetts Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of the Prospectuses with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities.


                         PERFORMANCE AND YIELD INFORMATION

YIELD AND PERFORMANCE OF THE FUNDS

     The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                             a - b     6
               YIELD = 2[( - - - - +1 )  - 1]
                              cd

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and
          d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     The "tax-equivalent" yield of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) by dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The tax-equivalent yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and
(b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.

     Based on the foregoing calculation, (i) the standard yields for Retail A Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1997 were 3.97%, 4.21%, 3.89%, 4.04% and 4.25%, respectively, and (ii) the tax-equivalent yield for Retail A Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds for the 30-day period ended October 31, 1997 were 5.75%, 6.62%, 5.90%, 6.66% and 7.02%, respectively. Retail A Shares of the Corporate Bond Fund were not offered during the fiscal year ended October 31, 1997. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended
October 31, 1997.

     Based on the foregoing calculation, (i) the standard yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 1997 was 3.48% and (ii) the tax-equivalent yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 1997 was 5.04%.

     Based on the foregoing calculation, (i) the standard yield for Trust Shares of the Short-Term Bond, Intermediate Government Income, High Quality Bond, Corporate Bond, Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended October 31, 1997 were 5.26%, 5.65%, 5.65%, 5.73%, 4.36%, 4.59%, 4.25% and 4.34%,
respectively, and (ii) the tax-equivalent yield for Trust Shares of the Tax-Exempt Bond, New York Municipal Bond, Connecticut Municipal Bond and Massachusetts Municipal Bond Funds for the 30-day period ended October 31, 1997 were 6.32%, 7.22%, 6.45% and 7.15%, respectively. Trust Shares of the Rhode Island Municipal Bond Fund were not offered during the fiscal year ended
October 31, 1997. The New Jersey Municipal Bond Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                          l/n
                         T = [(ERV/P) - 1]

     Where:         T =  average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P =  hypothetical initial payment of $1,000; and

                    n =  period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual return and aggregate total returns will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A shares or redemptions of Retail B shares, as the case may be.

     Aggregate total returns for Retail A Shares of the Tax-Exempt Bond and New York Municipal Bond Funds from December 30, 1991 (inception) to October 31, 1997 were 41.53% and 39.54%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Tax-Exempt Bond and New York Municipal Bond Funds were 6.13% and 5.88%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Tax-Exempt Bond and New York Municipal Bond Funds were 3.46% and 6.25%, and 3.87% and 6.09%, respectively.

     Aggregate total return for Retail A Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1997 was 23.27%; and for Retail A Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1997 was 22.04%. From March 16, 1993 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Connecticut Municipal Bond Fund was 4.63%. From March 12, 1993 (inception) to October 31, 1997, average annual total return for Retail A Shares of the

Massachusetts Municipal Bond Fund was 4.39%. For the one-year period ending October 31, 1997, the average annual total returns for Retail A Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 3.76% and 3.85%, respectively.

     Aggregate total return for Retail A Shares of the Rhode Island Municipal Bond Fund from December 20, 1994 (inception) to October 31, 1997 was 21.46%. From December 20, 1994 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Rhode Island Municipal Bond Fund was 7.02%. For the one-year period ended October 31, 1997, the average annual total return for Retail A Shares of the Rhode Island Municipal Bond Fund was 3.78%.

     Aggregate total return for Retail B Shares of the Tax-Exempt Bond Fund from March 4, 1996 (date of initial public offering) through October 31, 1997 was 3.98%. From March 4, 1996 (date of initial public offering) through October 31, 1997, the average annual total return for Retail B Shares of the Tax-Exempt Bond Fund was 2.38%. For the one-year period ended October 31, 1997, the average annual total return for Retail B Shares of the Tax-Exempt Bond Fund was 1.83%.

     Aggregate total return for Trust Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1997 was 93.76%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Trust Shares of the Intermediate Government Income Fund was 7.48%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Intermediate Government Income Fund were 7.63% and 5.31%, respectively.

     Aggregate total return for Trust Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1997 was 72.71%. From December 14, 1990 (inception) to October 31, 1997, average annual total return for Trust Shares of the High Quality Bond Fund was 8.27%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the High Quality Bond Fund were 8.36% and 7.31%, respectively.

     Aggregate total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds from December 30, 1991 (inception) to October 31, 1997 were 35.92%, 48.07% and 45.90%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.40%, 6.96% and 6.69%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Short-Term Bond, Tax-Exempt Bond and New York Municipal Bond Funds were 5.77% and 5.26%, 7.75% and 7.21%, and 8.17% and 7.04%, respectively.

     Aggregate total returns for Trust Shares of the Connecticut Municipal Bond Fund from March 16, 1993 (inception) to October 31, 1997 was 28.91% and for Trust Shares of the Massachusetts Municipal Bond Fund from March 12, 1993 (inception) to October 31, 1997 was 27.46%. From March 16, 1993 (inception) to October 31, 1997, the average annual total return for Trust Shares of the Connecticut Municipal Bond Fund was 5.64%. From March 12, 1993

(inception) to October 31, 1997, average annual total return for Trust Shares of the Massachusetts Municipal Bond Fund was 5.37%. For the one-year period ended October 31, 1996, the average annual total returns for Trust Shares of the Connecticut Municipal Bond and Massachusetts Municipal Bond Funds were 8.06% and 8.06%, respectively.

     Aggregate total return for Trust Shares of the Corporate Bond Fund from December 12, 1994 (inception) to October 31, 1997 was 28.58%. From December 12, 1994 (inception) to October 31, 1997, average annual total return for Trust Shares of the Corporate Bond Fund was 9.10%. For the one-year period ended October 31, 1997, the average annual total return for Trust Shares of the Corporate Bond Fund was 7.56%.

     As stated in the prospectus, the Funds may also calculate total return quotations without deducting the maximum sales load imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

TAX EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND AND NEW YORK MUNICIPAL BOND FUNDS

     The New Jersey Municipal Bond and New York Municipal Bond Funds may use tax-equivalency tables in advertising and sales.

     These tables are intended to demonstrate the advantages of investing in tax free investments such as the New Jersey Municipal Bond and New York Municipal Bond Funds.

     The tax exempt yields used here are hypothetical and no assurance can be made that the Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.

     The tax brackets and related yield calculations are based on the expected 1998 Federal and state marginal tax rates. The combined Federal and state rate reflects an assumed deduction of the state tax liability for Federal tax purposes. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

     Investors are urged to consult their tax advisors as to these matters.

* NOTE THAT THE OFFICIAL 1998 FEDERAL, NEW JERSEY AND NEW YORK TAX RATES WERE NOT YET AVAILABLE AS OF THE DATE OF COMPILATION OF THIS TABLE.

New Jersey 1998
Equivalent yields: Tax-exempt


                                        New Jersey      New Jersey Tax Equivalent Yields:  **
$ Taxable Income       State    Federal & Federal       ---------------------------------------------------------------------------
Single                 Rate     Rate    Effective Rate   1.5%    2.0%   2.5%    3.0%    3.5%   4.0%    4.5%    5.0%   5.5%    6.0%
------------------------------------------------------------------------------------------------------------------------------------
 0 - 20,000            1.40%    15.0%   16.19%           1.79%   2.39%  2.98%   3.58%   4.18%  4.77%   5.37%   5.97%  6.56%   7.16%
 20,001-25,350         1.75%    15.0%   16.49%           1.80%   2.39%  2.99%   3.59%   4.19%  4.79%   5.39%   5.99%  6.59%   7.18%
 25,351 - 35,000       1.75%    28.0%   29.26%           2.12%   2.83%  3.53%   4.24%   4.95%  5.65%   6.36%   7.07%  7.77%   8.48%
 35,001 - 40,000       3.50%    28.0%   30.52%           2.16%   2.88%  3.60%   4.32%   5.04%  5.76%   6.48%   7.20%  7.92%   8.64%
 40,001 - 61,400       5.525%   28.0%   31.98%           2.21%   2.94%  3.68%   4.41%   5.15%  5.88%   6.62%   7.35%  8.09%   8.82%
 61,401- 75,000        5.525%   31.0%   34.81%           2.30%   3.07%  3.84%   4.60%   5.37%  6.14%   6.90%   7.67%  8.44%   9.20%
 75,001- 128,100       6.37%    31.0%   35.40%           2.32%   3.10%  3.87%   4.64%   5.42%  6.19%   6.97%   7.74%  8.51%   9.29%
 128,101 - 278,450     6.37%    36.0%   40.08%           2.50%   3.34%  4.17%   5.01%   5.84%  6.68%   7.51%   8.34%  9.18%   10.01%
 Over 278,450          6.37%    39.6%   43.45%           2.65%   3.54%  4.42%   5.30%   6.19%  7.07%   7.96%   8.84%  9.73%   10.61%
------------------------------------------------------------------------------------------------------------------------------------
                                        New Jersey      New Jersey Tax Equivalent Yields:  **
$ Taxable Income       State    Federal & Federal       ---------------------------------------------------------------------------
Married Filing Jointly Rate     Rate    Effective Rate   1.5%    2.0%   2.5%    3.0%    3.5%   4.0%    4.5%    5.0%   5.5%    6.0%
------------------------------------------------------------------------------------------------------------------------------------
 0 - 20,000            1.40%    15.0%   16.19%           1.79%   2.39%  2.98%   3.58%   4.18%   4.77%   5.37%  5.97%   6.56%   7.16%
 20,001-42,350         1.75%    15.0%   16.49%           1.80%   2.39%  2.99%   3.59%   4.19%   4.79%   5.39%  5.99%   6.59%   7.18%
 42,351 - 50,000       1.75%    28.0%   29.26%           2.12%   2.83%  3.53%   4.24%   4.95%   5.65%   6.36%  7.07%   7.77%   8.48%
 50,001 - 70,000       2.45%    28.0%   29.76%           2.14%   2.85%  3.56%   4.27%   4.98%   5.70%   6.41%  7.12%   7.83%   8.54%
 70,001 - 80,000       3.50%    28.0%   30.52%           2.16%   2.88%  3.60%   4.32%   5.04%   5.76%   6.48%  7.20%   7.92%   8.64%
 80,001 - 102,300      5.525%   28.0%   31.98%           2.21%   2.94%  3.68%   4.41%   5.15%   5.88%   6.62%  7.35%   8.09%   8.82%
 102,301- 150,000      5.525%   31.0%   34.81%           2.30%   3.07%  3.84%   4.60%   5.37%   6.14%   6.90%  7.67%   8.44%   9.20%
 150,001- 155,950      6.37%    31.0%   35.40%           2.32%   3.10%  3.87%   4.64%   5.42%   6.19%   6.97%  7.74%   8.51%   9.29%
 155,951 - 278,450     6.37%    36.0%   40.08%           2.50%   3.34%  4.17%   5.01%   5.84%   6.68%   7.51%  8.34%   9.18%  10.01%
 Over 278,450          6.37%    39.6%   43.45%           2.65%   3.54%  4.42%   5.30%   6.19%   7.07%   7.96%  8.84%   9.73%  10.61%
------------------------------------------------------------------------------------------------------------------------------------


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

NEW YORK STATE AND CITY: 1998

Equivalent yields: Tax-exempt                        09-Feb-98


 Taxable Income*                              State                  New York State     New York State
-------------------------------  State         City        Federal    and Federal      City and Federal
     Single        City rate***   rate       Combined        rate    Effective Date    Effective Rate**
--------------------------------------------------------------------------------------------------------
     0 -  8,000      3.08%          4%       7.08000%        15%        18.40%            21.02%
   8,001 -  8,400    3.08%        4.5%       7.58000%        15%        18.83%            21.44%
   8,401 - 11,000    3.66%        4.5%       8.16000%        15%        18.83%            21.94%
  11,001 - 12,000    3.66%       5.25%       8.91000%        15%        19.46%            22.57%
  12,001 - 13,000    4.34%       5.25%       9.59000%        15%        19.46%            23.15%
  13,001 - 15,000    4.34%        5.9%      10.24000%        15%        20.02%            23.70%
  15,001 - 20,000    4.39%        5.9%      10.29000%        15%        20.02%            23.75%
  20,001 - 25,000    4.39%       6.85%      11.24000%        15%        20.82%            24.55%
  25,001 - 25,350    4.40%       6.85%      11.25000%        15%        20.82%            24.56%
  25,351 - 50,000    4.40%       6.85%      11.25000%        28%        32.93%            36.10%
  50,001 - 61,400    4.46%       6.85%      11.31000%        28%        32.93%            36.14%
 61,401 - 128,100    4.46%       6.85%      11.31000%        31%        35.73%            38.80%
128,101 - 278,450    4.46%       6.85%      11.31000%        36%        40.38%            43.24%
   over 278,450      4.46%       6.85%      11.31000%      39.6%        43.74%            46.43%



                          New York Tax Equivalent Yields:****
  Taxable Income*         --------------------------------------------------------------------------------------------------
     Single               1.5%      2.0%      2.5%      3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
----------------------------------------------------------------------------------------------------------------------------
     0 -  8,000           1.90%     2.53%     3.17%     3.80%     4.43%     5.06%     5.70%     6.33%     6.96%     7.60%
   8,001 -  8,400         1.91%     2.55%     3.18%     3.82%     4.46%     5.09%     5.73%     6.36%     7.00%     7.64%
   8,401 - 11,000         1.92%     2.56%     3.20%     3.84%     4.48%     5.12%     5.76%     6.41%     7.05%     7.69%
  11,001 - 12,000         1.94%     2.58%     3.23%     3.87%     4.52%     5.17%     5.81%     6.46%     7.10%     7.75%
  12,001 - 13,000         1.96%     2.60%     3.25%     3.90%     4.55%     5.21%     5.86%     6.51%     7.16%     7.81%
  13,001 - 15,000         1.97%     2.62%     3.28%     3.93%     4.59%     5.24%     5.90%     6.55%     7.21%     7.86%
  15,001 - 20,000         1.97%     2.62%     3.28%     3.93%     4.59%     5.25%     5.90%     6.56%     7.21%     7.87%
  20,001 - 25,000         1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.96%     6.63%     7.29%     7.95%
  25,001 - 25,350         1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.97%     6.63%     7.29%     7.95%
  25,351 - 50,000         2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%     8.61%     9.39%
  50,001 - 61,400         2.35%     3.13%     3.92%     4.70%     5.48%     6.26%     7.05%     7.83%     8.61%     9.40%
 61,401 - 128,100         2.45%     3.27%     4.09%     4.90%     5.72%     6.54%     7.35%     8.17%     8.99%     9.80%
128,101 - 278,450         2.64%     3.52%     4.40%     5.29%     6.17%     7.05%     7.93%     8.81%     9.69%    10.57%
   over 278,450           2.80%     3.73%     4.67%     5.60%     6.53%     7.47%     8.40%     9.33%    10.27%    11.20%


 Taxable Income*                              State                  New York State     New York State
-------------------------------  State         City        Federal    and Federal      City and Federal
     Joint         City rate***   rate       Combined        rate    Effective Date    Effective Rate**
--------------------------------------------------------------------------------------------------------
     0 - 14,400      3.08%          4%        7.0800%        15%        18.40%            21.02%
  14,401 - 16,000    3.66%          4%        7.6600%        15%        18.40%            21.51%
  16,001 - 21,600    3.66%        4.5%        8.1600%        15%        18.83%            21.94%
  21,601 - 22,000    4.34%        4.5%        8.8400%        15%        18.83%            22.51%
  22,001 - 26,000    4.34%       5.25%        9.5900%        15%        19.46%            23.15%
  26,001 - 27,000    4.34%        5.9%       10.2400%        15%        20.02%            23.70%
  27,001 - 40,000    4.39%        5.9%       10.2900%        15%        20.02%            23.75%
  40,001 - 42,350    4.39%       6.85%       11.2400%        15%        20.82%            24.55%
  42,351 - 45,000    4.39%       6.85%       11.2400%        28%        32.93%            36.09%
  45,001 - 90,000    4.40%       6.85%       11.2500%        28%        32.93%            36.10%
  90,001 -102,300    4.46%       6.85%       11.3100%        28%        32.93%            36.14%
 102,301 -155,950    4.46%       6.85%       11.3100%        31%        35.73%            38.80%
 155,951 -278,450    4.46%       6.85%       11.3100%        36%        40.38%            43.24%
  over 278,450       4.46%       6.85%       11.3100%      39.6%        43.74%            46.43%



                          New York Tax Equivalent Yields:****
  Taxable Income*         --------------------------------------------------------------------------------------------------
     Joint                1.5%      2.0%      2.5%      3.0%      3.5%      4.0%      4.5%      5.0%      5.5%      6.0%
----------------------------------------------------------------------------------------------------------------------------
   0 - 14,400             1.90%     2.53%     3.17%     3.80%     4.43%     5.06%     5.70%     6.33%     6.96%     7.60%
  14,401 - 16,000         1.91%     2.55%     3.19%     3.82%     4.46%     5.10%     5.73%     6.37%     7.01%     7.64%
  16,001 - 21,600         1.92%     2.56%     3.20%     3.84%     4.48%     5.12%     5.76%     6.41%     7.05%     7.69%
  21,601 - 22,000         1.94%     2.58%     3.23%     3.87%     4.52%     5.16%     5.81%     6.45%     7.10%     7.74%
  22,001 - 26,000         1.95%     2.60%     3.25%     3.90%     4.55%     5.21%     5.86%     6.51%     7.16%     7.81%
  26,001 - 27,000         1.97%     2.62%     3.28%     3.93%     4.59%     5.24%     5.90%     6.55%     7.21%     7.86%
  27,001 - 40,000         1.97%     2.62%     3.28%     3.93%     4.59%     5.25%     5.90%     6.56%     7.21%     7.87%
  40,001 - 42,350         1.99%     2.65%     3.31%     3.98%     4.64%     5.30%     5.96%     6.63%     7.29%     7.95%
  42,351 - 45,000         2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%     8.61%     9.39%
  45,001 - 90,000         2.35%     3.13%     3.91%     4.69%     5.48%     6.26%     7.04%     7.82%     8.61%     9.39%
  90,001 -102,300         2.35%     3.13%     3.92%     4.70%     5.48%     6.26%     7.05%     7.83%     8.61%     9.40%
 102,301 -155,950         2.45%     3.27%     4.09%     4.90%     5.72%     6.54%     7.35%     8.17%     8.99%     9.80%
 155,951 -278,450         2.64%     3.52%     4.40%     5.29%     6.17%     7.05%     7.93%     8.81%     9.69%    10.57%
  over 278,450            2.80%     3.73%     4.67%     5.60%     6.53%     7.47%     8.40%     9.33%    10.27%    11.20%




* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the expected New York State and New York City tax and surcharge rates for 1998.

*** The New York city rate is comprised of the tax base rate, city surcharge, and the additional city surcharge for 1998.

**** These represent New York State, City, and Federal Equivalent Yields.

                                   MISCELLANEOUS

     As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York

14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East

Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037,
Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).


     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account

00970037797, (7.17%); Wilbur J. Wade, Jr., 122 Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201 College Street, Springfield, MA 01109, Account 05100388896, (12.97%).


                                FINANCIAL STATEMENTS

     Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Reports (the "Financial Statements") are incorporated into this Statement of Additional Information. The Financial Statements included in the Annual Reports for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP whose report thereon also appears in such Annual Reports and is incorporated herein by reference. The Financial Statements in such Annual Reports have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is very unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.
Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation

TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the Prospectuses, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient.

The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Tax-Exempt Bond Fund, New Jersey Municipal Bond, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                 Current Price
                                                                 (points and
                                                  Maturity       thirty-seconds
Issue                  Coupon      Issue Date       Date         of a point)
-----                  ------      ----------     --------       --------------
Ohio HFA                9 3/8      5/05/83        5/1/13            94-2
NYS Power               9 3/4      5/24/83        1/1/17           102-0
San Diego, CA IDR      10          6/07/83        6/1/18           100-14
Muscatine, IA Elec     10 5/8      8/24/83        1/1/08           103-16
Mass Health & Ed       10          9/23/83        7/1/16           100-12

     The current value of the portfolio is $5,003,750.

     To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

     On March 23, the bonds in the portfolio have the following values:

               Ohio HFA                 81-28
               NYS Power                98-26
               San Diego, CA IDB        98-11
               Muscatine, IA Elec       99-24
               Mass Health & Ed         97-18

     The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

     The following table provides a summary of transactions and the results of the hedge.

                    Cash Market              Futures Market
                    -----------              --------------
     February 2     $5,003,750 long posi-    Sell 50 Municipal Bond
                    tion in municipal        futures contracts at
                    bonds                    86-09

     March 23       $4,873,438 long posi-    Buy 50 Municipal Bond
                    tion in municipal        futures contracts at
                    bonds                    83-27
                    ---------------          ----------------

                    $130,312 Loss            $121,875 Gain

     While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

     The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III. MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                 RETAIL

                                   THE GALAXY FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                Short-Term Bond Fund

                        Intermediate Government Income Fund

                               High Quality Bond Fund





                                 February 28, 1998
                           (as revised October 30, 1998)

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for Retail A Shares and/or Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing Galaxy c/o First Data Distributors, 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                   Table of Contents

                                                                                              Page
                                                                                              -----
THE GALAXY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Variable and Floating Rate Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Asset-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Municipal Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     When-Issued Securities and Forward Commitment and Delayed Settlement
          Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Stand-By Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Repurchase Agreements; Reverse Repurchase Agreements; Loans of Portfolio
          Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     U.S. Government Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Derivative Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Foreign Currency Exchange Transactions.. . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Additional Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 7
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Taxation of Certain Financial Instruments. . . . . . . . . . . . . . . . . . . . . . . . .13
     State Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     Shareholder and Trustee Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. . . . . . . . . . . . . . .20
     Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
SHAREHOLDER SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
DISTRIBUTION AND SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
COUNSEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     Yield and Performance of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                   THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to the Retail A Shares and/or Retail B Shares of three of those investment portfolios: the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectus.

                         INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments as described in the Prospectus. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

     The Funds may invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

     Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Funds' portfolios may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), described in the Prospectus and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AND DELAYED SETTLEMENT
TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeded 25% of the value of its assets.

     When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

     Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

     Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Short-Term Bond Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

     In addition to the above limitations:

     8. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.


                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Retail A Shares of the Funds and Retail B Shares of the Short-Term Bond and High Quality Bond Funds ("CDSC Funds") are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Retail A Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectus.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1997 and the maximum front-end sales charge of 3.75%, is as follows:


                                                              Intermediate
                                        Short-Term          Government Income
                                         Bond Fund                 Fund
                                         ----------         -----------------
Net Assets. . . . . . . . . . . . .      $27,961,156         $65,625,765

Outstanding Shares. . . . . . . . .        2,793,617           6,443,770

Net Asset Value Per
Share . . . . . . . . . . . . . . .      $     10.01         $     10.18

Sales Charge (3.75% of
the offering price) . . . . . . . .      $      0.39         $      0.40

Offering Price to Public. . . . . .      $     10.40         $     10.58


                                          High Quality
                                          Bond Fund
                                         --------------
Net Assets. . . . . . . . . . . . .      $27,950,038

Outstanding Shares. . . . . . . . .        2,611,095

Net Asset Value Per
Share . . . . . . . . . . . . . . .      $     10.70

Sales Charge (3.75% of
the offering price) . . . . . . . .      $      0.42

Offering Price to Public. . . . . .      $     11.12

     If the Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                               DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Special Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the Prospectus, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the CDSC Funds) are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a CDSC Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions.
In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a CDSC Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a

Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders, and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S. taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Short-Term Bond Fund (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options, and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions that are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that the Short-Term Bond Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                               TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                               Positions        Principal Occupation
                                with The         During Past 5 Years
Name and Address              Galaxy Fund      and Other Affiliations
-----------------            ------------       ----------------------------

 Dwight E. Vicks, Jr.          Chairman &       President & Director, Vicks
 Vicks Lithograph &            Trustee          Lithograph & Printing Corporation (book
   Printing Corporation                         manufacturing and commercial
 Commercial Drive                               printing); Director, Utica
 P.O. Box 270                                   Fire Insurance Company;
 Yorkville, NY 13495                            Trustee, Savings Bank of
 Age 64                                         Utica; Director, Monitor Life
                                                Insurance Company; Director,
                                                Commercial Travelers Mutual
                                                Insurance Company; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy  Fund II.

 John T. O'Neill(1)            President,       Executive Vice President and
 Hasbro, Inc.                  Treasurer &      CFO, Hasbro, Inc. (toy and
 1027 Newport Drive            Trustee          game manufacturer); Trustee,
 Pawtucket, RI 02862                            The Galaxy VIP Fund; Trustee,
 Age 53                                         Galaxy Fund II.

 Louis DeThomasis              Trustee          President, Saint Mary's
 Saint Mary's College                           College of Minnesota;
   of Minnesota                                 Director, Bright Day Travel,
 Winona, MN 55987                               Inc.; Trustee, Religious
 Age 57                                         Communities Trust; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.

 Donald B. Miller              Trustee          Chairman, Horizon Media, Inc.
 10725 Quail Covey Road                         (broadcast services);
 Boynton Beach, FL 33436                        Director/Trustee, Lexington
 Age 72                                         Funds; Chairman, Executive
                                                Committee, Compton
                                                International, Inc.
                                                (advertising agency); Trustee,
                                                Keuka College; Trustee, The
                                                Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.



                               Positions        Principal Occupation
                                with The         During Past 5 Years
Name and Address              Galaxy Fund      and Other Affiliations
-----------------            ------------       ----------------------------
 James M. Seed                 Trustee          Chairman and President, The Astra
 The Astra Ventures, Inc.                       Projects, Incorporated (land development);
 One Citizens Plaza                             President, The Astra Ventures,
 Providence, RI 02903                           Incorporated (previously,
 Age 56                                         Buffinton Box Company  --
                                                manufacturer of cardboard
                                                boxes); Commissioner, Rhode
                                                Island Investment Commission;
                                                Trustee the Galaxy VIP Fund;
                                                Trustee, Galaxy Fund II.

 Bradford S. Wellman(1)        Trustee          Private Investor; Vice
 2468 Ohio Street                               President and Director, Acadia
 Bangor, ME  04401                              Management Company (investment
 Age 66                                         services), from 1974 until
                                                1990; Director, Essex County
                                                Gas Company, until January
                                                1994; Director, Maine Mutual
                                                Fire Insurance Co.; Member,
                                                Maine Finance Authority;
                                                Trustee, The Galaxy VIP Fund;
                                                Trustee, Galaxy Fund II.

 W. Bruce McConnel, III        Secretary        Partner of the law firm
 Philadelphia National                          Drinker Biddle & Reath LLP,
   Bank Building                                Philadelphia, Pennsylvania.
 1345 Chestnut Street
 Philadelphia, PA 19107
 Age 54

 Jylanne Dunne                 Vice President   Vice President, First Data
 First Data Investor           and Assistant    Investor Services Group, Inc.,
  Services Group, Inc.         Treasurer        1990 to present.
 4400 Computer Drive
 Westboro, MA  01581-5108
 Age 38

-------------------
(1) An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and
(ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

                                                 Pension or         Total
                                                  Retirement    Compensation
                                                   Benefits    from Galaxy and
                                Aggregate         Accrued as        Fund
          Name of            Compensation from  Part of Fund   Complex* Paid to
      Person/Position             Galaxy          Expenses         Trustees
  Bradford S. Wellman            $34,591            None           $38,500
  Trustee

  Dwight E. Vicks, Jr.           $38,184            None           $42,500
  Chairman & Trustee

  Donald B. Miller**             $34,574            None           $38,500
  Trustee

  Rev. Louis DeThomasis          $34,591            None           $38,500
  Trustee

  John T. O'Neill                $36,837            None           $41,000
  President, Treasurer &
  Trustee

  James M. Seed**                $34,574            None           $38,500
  Trustee

_____________

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

      ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $359,155, $531,062 and $470,347, respectively, with respect to the Short-Term Bond Fund; $1,527,441, $1,653,803 and $1,535,166, respectively, with respect to the Intermediate Government Income Fund; and $818,510, $932,381 and $1,089,506, respectively, with respect to the High Quality Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $130,062, $193,702 and $171,035, respectively, with respect to the Short-Term Bond Fund; $557,058, $608,385 and $558,241, respectively, with respect to the Intermediate Government Income Fund; and $297,640, $339,047 and $396,183, respectively, with respect to the High Quality Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $65,354, $40,375 and $2,300, respectively, with respect to the Short-Term Bond Fund; $60,356, $0 and $0, respectively, with respect to the Intermediate Government Income Fund; and $34,946, $2,956 and $28,489, respectively, with respect to the High Quality Bond Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually
(i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Investor Services Group, a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $57,153, $82,440 and $69,851, respectively, with respect to the Short-Term Bond Fund; $244,446, $256,059 and $227,963, respectively, with respect to the Intermediate Government Income Fund; and $130,250, $143,905 and $161,732, respectively, with respect to the High Quality Bond Fund.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Short-Term Bond Fund upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During fiscal year ended

October 31, 1997, the Galaxy bond funds did not acquire or sell securities of its regular brokers and dealers.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                         SHAREHOLDER SERVICES PLAN

     As stated in the Prospectus, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $45,148, $54,596 and $43,131, respectively, with respect to Retail A Shares of the Short-Term Bond Fund; $122,743, $122,781 and $102,805, respectively, with respect to Retail A Shares of the Intermediate Government Income Fund; and $39,826, $45,938 and $35,749, respectively, with respect to Retail A Shares of the High Quality Bond Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                        DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. The 12b-1 Plan is described in the Prospectus.

     Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .15% (annualized) and .15% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Short-Term Bond and High Quality Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $3,443 in distribution fees and $788 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; and $7,645 in distribution fees and $1,729 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Short-Term Bond and High Quality Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $822 in distribution fees and $190 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; and $1,580 in distribution fees and $365 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

                                 DISTRIBUTOR

     First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectuses. For the fiscal year ended October 31, 1997, the Distributor received front-end sales charges in connection with Retail A Share purchases as follows: Short-Term Bond Fund -- $15,074; Intermediate Government Income Fund -- $28,979; and High Quality Bond Fund -- $43,211. Of these amounts, FD Distributors and affiliates of Fleet retained $0 and $15,074, respectively, with respect to the Short-Term Bond Fund; $0 and $28,979, respectively, with respect to the Intermediate Government Income Fund; and $0 and $43,211, respectively, with respect to the High Quality Bond Fund.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the CDSC Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows: Short-Term Bond Fund -- $3,662; and High Quality Bond Fund -- $5,970. All such amounts were paid to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

                                                   Brokerage
                      Net                        Commissions in
                 Underwriting   Compensation on    Connection
                 Discounts and   Redemption and    with Fund         Other
      Fund      Commissions(1)   Repurchase(2)    Transactions  Compensation(3)
      ----      --------------  ---------------  -------------- ---------------
Short-Term Bond   $18,735.01       $3,661.62           $0           $49,576

Intermediate      $28,979.34          N/A              $0           $105,181
  Government
  Income

High Quality      $49,180.72       $5,969.93           $0           $49,750
 Bond

______________________

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                      AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.

                                      COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy, will pass upon certain legal matters on its behalf.

                         PERFORMANCE AND YIELD INFORMATION

YIELD AND PERFORMANCE OF THE FUNDS

     The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

               YIELD = 2[((a-b) +1 )(6) - 1]

Where:         a =  dividends and interest earned by a Fund during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period, entitled to receive dividends; and

               d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yields for Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds for the 30-day period ended October 31, 1997 were 4.82%, 5.15% and 5.32%, respectively.

     Based on the foregoing calculation, the standard yields for Retail B Shares of the Short-Term Bond and High Quality Bond Funds for the 30-day period ended October 31, 1997 were 4.35% and 4.95%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                         T = [(ERV/P) - 1](1/n)

     Where:         T =  average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P =  hypothetical initial payment of $1,000; and

                    n =  period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual return and aggregate total returns will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A shares or redemptions of Retail B shares, as the case may be.

     Aggregate total return for Retail A Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to October 31, 1997 was 84.83%. From September 1, 1988 (inception) to October 31, 1997, the average annual total return for Retail A Shares of the Intermediate Government Income Fund was 6.93%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Intermediate Government Income Fund were 3.33% and 4.32%, respectively.

     Aggregate total returns for Retail A Shares of the High Quality Bond Fund from December 14, 1990 (inception) to October 31, 1997 was 65.35%. From December 14, 1990 (inception) to October 31, 1997, the average annual total return for Retail A Shares of the High Quality Bond Fund was 7.58%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the High Quality Bond Fund were 4.14% and 6.38%, respectively.

     Aggregate total return for Retail A Shares of the Short-Term Bond Fund from December 30, 1991 (inception) to October 31, 1997 was 29.95%. From December 30, 1991

(inception) to October 31, 1997, average annual total return for Retail A Shares of the Short-Term Bond Fund was 4.59%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Short-Term Bond Fund were 1.67% and 4.32%, respectively.

     Aggregate total returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds from March 4, 1996 (date of initial public offering) through October 31,1997 were 3.25% and 4.83%, respectively. From March 4, 1996 (date of initial public offering) through October 31, 1997, average annual total returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds were 1.95% and 2.88%, respectively. For the one-year period ended October 31, 1997, the average annual returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds were -0.01% and 2.59%, respectively.

     As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales load imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

                                   MISCELLANEOUS

     As used in the Prospectus, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn:
Julie Hogestyn, One East

Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account

00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund --Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East

Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of
Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%); Wilbur J. Wade, Jr., 122
Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201
College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                                FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is very unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation

TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the Prospectus, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%.
If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract.
The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions.
 Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.
 The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                          RETAIL










                                  THE GALAXY FUND


                        STATEMENT OF ADDITIONAL INFORMATION

                               Growth and Income Fund

                                Small Cap Value Fund


                                 February 28, 1998
                           (as revised October 30, 1998)

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for Retail A Shares and/or Retail B Shares of the Growth and Income and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), dated February 28, 1998, as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectus.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                  TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .1
  Types Of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .1
  Money Market Instruments . . . . . . . . . . . . . . . . . . . . . . . . .1
  U.S. Government Obligations. . . . . . . . . . . . . . . . . . . . . . . .2
  When-Issued And Delayed Settlement Transactions. . . . . . . . . . . . . .2
  Restricted And Illiquid Securities . . . . . . . . . . . . . . . . . . . .3
  Repurchase Agreements, Reverse Repurchase Agreements And Lending Of  . . .
     Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . . . . .4
  Derivative Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .5
  Put And Call Options . . . . . . . . . . . . . . . . . . . . . . . . . . .5
  Stock Index Futures And Options. . . . . . . . . . . . . . . . . . . . . .5
  Restrictions On The Use Of Futures Contracts And Options . . . . . . . . .6
  Indexed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
  Swap Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
  Foreign Currency Exchange Transactions . . . . . . . . . . . . . . . . . .7
  Portfolio Securities Generally . . . . . . . . . . . . . . . . . . . . . .8
  Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
  Additional Investment Limitations. . . . . . . . . . . . . . . . . . . . .9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . 12
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . 16
  In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  Taxation of Certain Financial Instruments. . . . . . . . . . . . . . . . 17
  State Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  Shareholder and Trustee Liability. . . . . . . . . . . . . . . . . . . . 23
ADVISORY, ADMINISTRATION, CUSTODIAN AND
  TRANSFER AGENCY AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . 24
  Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . 26
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 27
SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . 28
DISTRIBUTION AND SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . 29
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . 32
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                   THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently authorized to offer shares of beneficial interest in thirty investment portfolios. This Statement of Additional Information provides additional investment information with respect to the Retail A Shares and Retail B Shares of the Growth and Income Fund and the Retail A Shares of the Small Cap Value Fund (collectively, the "Funds"), and should be read in conjunction with the current Prospectus for the Funds.

     The Growth and Income and Small Cap Value Funds commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.

                          INVESTMENT OBJECTIVES AND POLICIES

TYPES OF INVESTMENTS

     The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard & Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities.
The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.

     The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

MONEY MARKET INSTRUMENTS

     The Funds may invest in the following money market instruments:

     - instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and

     - prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch IBCA, Inc.)

U.S. GOVERNMENT OBLIGATIONS

     The types of U.S. Government obligations in which the Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

     -    the full faith and credit of the U.S. Treasury;

     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     -    the credit of the agency or instrumentality issuing the obligations.

Examples of U.S. Government agencies and instrumentalities that are permissible investments and may not always receive financial support from the U.S. Government are:

     -    Federal Farm Credit Banks;

     -    Federal Home Loan Banks;

     -    Federal National Mortgage Association; and

     -    Federal Home Loan Mortgage Corporation.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES

     The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

     The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933, as amended. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. Galaxy, on behalf of the Funds, believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

     -    the frequency of trades and quotes for the security;

     - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     -    dealer undertakings to make a market in the security; and

     -    the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to a repurchase agreement and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fleet to be creditworthy pursuant to guidelines established by the Board of Trustees.

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

     The collateral received when the Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS

     Each Fund may purchase and sell put options on its portfolio securities as described in the Prospectus.

     STOCK INDEX FUTURES AND OPTIONS

     The Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     Each Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration.
Each Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

     Neither Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, each Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, neither Fund may enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

INDEXED SECURITIES

     The Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

SWAP AGREEMENTS

     As one way of managing their exposure to different types of investments, the Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Funds' investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

     Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

     A Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus):

     1. Neither Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. Neither Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that each Fund may enter into futures contracts. Neither Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Neither Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     3. Neither Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

     4. Neither Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

     5. Neither Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

     6. Neither Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     7. Neither Fund may lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

     8. With respect to securities comprising 75% of the value of its total assets, neither Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Neither Fund will acquire more than 10% of the outstanding voting securities of any one issuer.

     9. Neither Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     10. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

          The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     11. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     12. Neither Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

     13. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     14. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

     15. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

     16. Neither Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

     17. Neither Fund may invest more than 15% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

     18. Neither Fund may invest in companies for the purpose of exercising management or control.

     19.  Neither Fund may invest more than 5% of its net assets in warrants.
          No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

     For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

     The Funds do not intend to borrow money in excess of 5% of the value of their respective net assets during the next twelve months.

              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Retail A Shares of the Funds and Retail B Shares of the Growth and Income Fund are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Retail A Shares of the Funds and Retail B Shares of the Growth and Income Fund may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectus. Retail B Shares of the Growth and Income Fund are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectus.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exceptions as described in the Prospectus. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding Retail A Shares at the close of business on October 31, 1997, is as follows:


                                    Growth and           Small Cap
                                    Income Fund          Value Fund
                                   -------------        ------------
Net Assets . . . . . . . . . .   $141,884,090          $63,658,475

Outstanding Shares . . . . . .      8,734,857            3,480,451

Net Asset Value Per
Share. . . . . . . . . . . . .   $      16.24          $     18.29

Sales Charge (3.75% of
the offering price). . . . . .   $       0.63          $      0.71
Offering Price to
Public . . . . . . . . . . . .   $      16.87          $     19.00



     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                                DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Government Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money

Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the Prospectus, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the Growth and Income Fund) are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares (i.e., Retail A Shares, Retail B Shares and Trust Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares of a Fund will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares of the Growth and Income Fund will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series will be entitled to vote on matters submitted to shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of the Growth and Income Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                       ADDITIONAL INFORMATION CONCERNING TAXES


IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distributions in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Shareholders are subject to federal income tax on dividends received as cash or additional shares.

     Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and
to certain wash sales regulations.   With respect to certain Instruments,
deductions for interest and carrying charges may not be allowed.
Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     A Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock in a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of the year; under either of these alternative approaches the Fund may recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                                TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                         Positions               Principal Occupation
                         with The                During Past 5 Years
 Name and Address        Galaxy Fund             and Other Affiliations
 ----------------        ------------            ----------------------
 Dwight E. Vicks, Jr.    Chairman & Trustee      President & Director, Vicks
 Vicks Lithograph &                              Lithograph & Printing
   Printing Corporation                          Corporation (book
 Commercial Drive                                manufacturing and commercial
 P.O. Box 270                                    printing); Director, Utica
 Yorkville, NY 13495                             Fire Insurance Company;
 Age 64                                          Trustee, Savings Bank of
                                                 Utica; Director, Monitor Life
                                                 Insurance Company; Director,
                                                 Commercial Travelers Mutual
                                                 Insurance Company; Trustee,
                                                 The Galaxy VIP Fund; Trustee,
                                                 Galaxy  Fund II.

 John T. O'Neill(1)      President, Treasurer &  Executive Vice President and
 Hasbro, Inc.            Trustee                 CFO, Hasbro, Inc. (toy and
 1027 Newport Avenue                             game manufacturer); Trustee,
 Pawtucket, RI 02862                             The Galaxy VIP Fund; Trustee,
 Age 53                                          Galaxy Fund II.


 Louis DeThomasis        Trustee                 President, Saint Mary's
 Saint Mary's College                            College of Minnesota;
   of Minnesota                                  Director, Bright Day Travel,
 Winona, MN 55987                                Inc.; Trustee, Religious
 Age 57                                          Communities Trust; Trustee,
                                                 The Galaxy VIP Fund; Trustee,
                                                 Galaxy Fund II.


                                        - 20 -



                         Positions               Principal Occupation
                         with The                During Past 5 Years
 Name and Address        Galaxy Fund             and Other Affiliations
 ----------------        ------------            ----------------------

 Donald B. Miller        Trustee                 Chairman, Horizon Media, Inc.
 10725 Quail Covey Road                          (broadcast services);
 Boynton Beach, FL 33436                         Director/Trustee, Lexington
 Age 72                                          Funds; Chairman, Executive
                                                 Committee, Compton
                                                 International, Inc.
                                                 (advertising agency); Trustee,
                                                 Keuka College; Trustee, The
                                                 Galaxy VIP Fund; Trustee,
                                                 Galaxy Fund II.

 James M. Seed           Trustee                 Chairman and President, The
 The Astra Ventures,                             Astra Projects, Incorporated
   Inc.                                          (land development); President,
 One Citizens Plaza                              The Astra Ventures,
 Providence, RI 02903                            Incorporated (previously,
 Age 56                                          Buffinton Box Company -
                                                 manufacturer of cardboard
                                                 boxes); Commissioner, Rhode
                                                 Island Investment Commission;
                                                 Trustee, The Galaxy VIP Fund;
                                                 Trustee, Galaxy Fund II.

 Bradford S. Wellman(1)  Trustee                 Private Investor; Vice
 2468 Ohio Street                                President and Director, Acadia
 Bangor, ME  04401                               Management Company (investment
 Age 66                                          services), from 1974 until
                                                 1990; Director, Essex County
                                                 Gas Company, until January
                                                 1994; Director, Maine Mutual
                                                 Fire Insurance Co.; Member,
                                                 Maine Finance Authority;
                                                 Trustee, The Galaxy VIP Fund;
                                                 Trustee, Galaxy Fund II.

 W. Bruce McConnel, III  Secretary               Partner of the law firm
 Philadelphia National                           Drinker Biddle & Reath LLP,
   Bank Building                                 Philadelphia, Pennsylvania.
 1345 Chestnut Street
 Philadelphia, PA 19107
 Age 54


                                        - 21 -



                         Positions               Principal Occupation
                         with The                During Past 5 Years
 Name and Address        Galaxy Fund             and Other Affiliations
 ----------------        ------------            ----------------------

 Jylanne Dunne           Vice President          Vice President, First Data
 First Data Services     and                     Investor Services Group, Inc.,
   Group, Inc.           Assistant               1990 to present.
 4400 Computer Drive     Treasurer
 Westboro, MA 01581-5108
 Age 38



----------------


(1) An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments.
Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc. ("Investor Services Group"), receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.


     The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October 31, 1997:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                 Pension or          Total
                                                 Retirement      Compensation
                                                  Benefits     from Galaxy and
                                Aggregate        Accrued as         Fund
                             Compensation from  Part of Fund   Complex*Paid to
  Name of Person/Position         Galaxy          Expenses        Trustees
--------------------------------------------------------------------------------
 Bradford S. Wellman             $34,591            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 Dwight E. Vicks, Jr.            $38,184            None           $42,500
 Chairman and Trustee
--------------------------------------------------------------------------------
 Donald B. Miller**              $34,574            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 Rev. Louis DeThomasis           $34,591            None           $38,500
 Trustee
--------------------------------------------------------------------------------
 John T. O'Neill                 $36,837            None           $41,000
 President, Treasurer
 and Trustee
--------------------------------------------------------------------------------
 James M. Seed**                 $34,574            None           $38,500
 Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


---------------
*    The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund
     II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

                       ADVISORY, ADMINISTRATION, CUSTODIAN AND
                              TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectus. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectus.

     For the fiscal year ended October 31, 1997, Fleet received advisory fees (net of reimbursements) of $1,370,449 and $2,361,898 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $103,101 and $306,295 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from December 4, 1995 to October 31, 1996, Fleet received advisory fees (net of reimbursements) of $1,079,665 and $1,690,599 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $63,394 and $99,656 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: $128,152 and $207,833 with respect to the Predecessor Small Cap Value Fund and Predecessor Growth and Income Fund, respectively.

     For the fiscal year ended October 31, 1995, Shawmut earned the following advisory fees: Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal year ended October 31, 1997, Investor Services Group received administration fees of $160,350 and $290,324 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period December 4, 1991 through October 31, 1996, Investor Services Group received administration fees of $129,102 and $203,187 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following administrative fees: Predecessor Small Cap Value Fund, $19,223, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $31,175, none of which was voluntarily waived.

     For the fiscal year ended October 31, 1995, Federated earned the following administrative fees: Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund;
(iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                PORTFOLIO TRANSACTIONS

     Transactions in equity securities on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal year ended October 31, 1997, the Growth and Income and Small Cap Value Funds paid $851,919 and $173,335, respectively, in brokerage commissions on brokerage transactions.

     For the period December 4, 1995 through October 31, 1996, the Growth and Income and Small Cap Value Funds paid $398,181 and $118,396, respectively, in brokerage commissions on brokerage transactions. For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $58,543, respectively, in brokerage commissions on brokerage transactions.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, the Growth and Income Fund held 42,000 shares of common stock of Chase Manhattan Corp. (value $4,845,750) and 39,000 shares of common stock of J.P. Morgan & Co. Inc. (value $4,280,250), Chase Manhattan & J.P. Morgan are considered "regular broker dealers" of Galaxy. Chase

Manhattan Corp. and J.P. Morgan & Co., Inc. are the parents of Chase Securities, Inc. and J.P. Morgan respectively.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                              SHAREHOLDER SERVICES PLAN

     As stated in the Prospectus for the Funds, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Funds. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such shares on that day.

     For the fiscal year ended October 31, 1997, payments to Service Organizations totaled $324,069 with respect to Retail A Shares of the Growth and Income Fund, and $130,739 with respect to Retail A Shares of the Small Cap Value Fund.

     For the period December 4, 1995 through October 31, 1996, payments to Service Organizations totaled $154,838 with respect to Retail A Shares of the Growth and Income Fund, and $79,503 with respect to Retail A Shares of the Small Cap Value Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                            DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Growth and Income Fund. The 12b-1 Plan is described in the Prospectus.

     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to the Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Growth and Income Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Growth and Income Fund bore $122,300 in distribution fees and $54,046 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Growth and Income Fund bore $7,070 in distribution fees and $3,263 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Growth and Income Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of a Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

     Investment Shares of the Predecessor Funds were subject to a Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Shawmut Plan"). The Shawmut Plan permitted the payment of fees to administrators (including broker/dealers and depository institutions such as commercial banks and savings and loan associations) for distribution and administrative services. The Shawmut Plan was designed to stimulate administrators to provide distribution and administrative support services to the Predecessor Funds and their shareholders.

     For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $166,932 and $111,535, respectively, in 12b-1 fees, of which $83,466 and $55,768, respectively, was voluntarily waived.

                                     DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's Distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $988,216; and Small Cap Value Fund -- $300,152. For the period December 4, 1995 through October 31, 1996, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $279,670; and Small Cap Value Fund -- $34,022. During these periods, FD Distributors and affiliates of Fleet retained fees of $0 and $988,216 for the Growth and Income Fund and $0 and $300,152 for the Small Cap Value Fund, respectively.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Growth and Income Fund. For the fiscal year ended October 31, 1997, FD Distributors received $49,278 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet. For the period from March 4, 1996 (date of the initial public offering of Retail B Shares) through October 31, 1996, FD Distributors received $2,815 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:



                                                    Brokerage
                         Net       Compensation  Commissions in
                    Underwriting   on Redemption   Connection
                    Discounts and       and         with Fund        Other
       Fund        Commissions(1)  Repurchase(2)  Transactions  Compensation(3)
       -----       --------------- -------------- ------------- ---------------
Growth and Income    $1,037,494       $49,278          $0           $122,722

Small Cap Value      $  300,152         N/A                         $458,524


--------------------------------------------------------------------------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                       AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds for the fiscal year ended October 31, 1997 included in the Prospectus and the financial statements for the fiscal year ended October 31, 1997 contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information have been audited by PricewaterhouseCoopers LLP for the periods included in their report which appears therein

                                       COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, PA 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                         PERFORMANCE AND YIELD INFORMATION

     The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in the Prospectus are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                    6
               YIELD = 2[((a+b) + 1)  -1]

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Funds' maximum offering price per Retail A Share for purposes of the formula will include the maximum sales load imposed by the Funds -- currently 3.75% of the per share offering price.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculations, for the 30-day period ended
October 31, 1997, (i) the yields for Retail A Shares of the Growth and Income and Small Cap Value Funds were 1.00% and -0.17%, respectively, and (ii) the yield for Retail B Shares of the Growth and Income Fund was 0.24%.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                          1/n
                         T = [(ERV/P) - 1]

     Where:    T =       average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P = hypothetical initial payment of $1,000 less any applicable sales charge; and

               n =       period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return =      [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date

(reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail A Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Retail A Shares or redemptions of Retail B Shares.

     The average annual total returns for the one-year period ended October 31, 1997 and for the period from February 12, 1993 (date of initial public offering) to October 31, 1997 were 25.20% and 17.22%, respectively, for Retail A Shares of the Growth and Income Fund and 38.24% and 20.22%, respectively, for Retail A Shares of the Small Cap Value Fund.

     The aggregate total returns for Retail A Shares of the Growth and Income Fund and Small Cap Value Fund for the period from February 12, 1993 (date of initial public offering) to October 31, 1997 were 111.56% and 138.24%, respectively.

     The average annual total return for the one-year period ended October 31, 1997 and for the period from March 4, 1996 (date of initial public offering) to October 31, 1997 were 24.11% and 19.24%, respectively, for Retail B Shares of the Growth and Income Fund. The aggregate total return for Retail B Shares of the Growth and Income Fund for the period from March 4, 1996 (date of initial public offering) to October 31, 1997 was 33.93%.

     As stated in the Funds' Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


                                    MISCELLANEOUS

     As used in the Prospectus, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the

Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds

Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670,
Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638

(20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%);
Wilbur J. Wade, Jr., 122 Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72
Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201 College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                                 FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appear in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                     APPENDIX A

                         DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Thomson BankWatch ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

     The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the Prospectus, the Growth and Income and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                        RETAIL









                               THE GALAXY FUND

                     Statement of Additional Information


                              Equity Value Fund

                              Equity Growth Fund

                              Equity Income Fund

                          International Equity Fund

                          Small Company Equity Fund

                              MidCap Equity Fund

                            Asset Allocation Fund

                            Strategic Equity Fund


                              February 28, 1998
                        (as revised October 30, 1998)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Retail A Shares and/or Retail B Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                   TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
THE GALAXY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Variable and Floating Rate Obligations . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Asset-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     When-Issued Securities and Delayed Settlement Transactions . . . . . . . . . . . . . . . .  2
     Repurchase Agreements; Reverse Repurchase Agreements; Loans Of Portfolio Securities. . . .  2
     U.S. Government Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Derivative Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Put and Call Options -- Equity Growth, Equity Income, Small Company Equity
          and Asset Allocation Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Covered Call Options -- Equity Value, Equity Growth, Equity Income,
          International Equity, Small Company Equity and Asset Allocation Funds . . . . . . . .  5
     Options On Foreign Stock Indexes -- International Equity Fund. . . . . . . . . . . . . . .  6
     Put and Call Options-- Midcap Equity and Strategic Equity Funds. . . . . . . . . . . . . .  6
     Stock Index Futures and Options-- Midcap Equity and Strategic Equity Funds . . . . . . . .  6
     Restrictions On Use Of Futures Contracts and Options -- Midcap Equity and
          Strategic Equity Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Indexed Securities-- Midcap Equity and Strategic Equity Funds. . . . . . . . . . . . . . .  8
     Swap Agreements-- Midcap Equity and Strategic Equity Funds . . . . . . . . . . . . . . . .  8
     Foreign Currency Exchange Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Additional Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 11
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Taxation of Certain Financial Instruments. . . . . . . . . . . . . . . . . . . . . . . . . 18
     State Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Shareholder and Trustee Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER
     AGENCY AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
SHAREHOLDER SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
DISTRIBUTION AND SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
COUNSEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company which is currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to the Retail A Shares and/or Retail B Shares of eight of those investment portfolios: the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund and Strategic Equity Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses. As of the date of this Statement of Additional Information, the MidCap Equity Fund had not commenced investment operations.

                      INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, or Oechsle International Advisors, L.P. ("Oechsle"), the sub-adviser to the International Equity Fund, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS -- EQUITY GROWTH, EQUITY INCOME,
     SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put and call options issued by the Options Clearing Corporation which are listed on a national securities exchange.
Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out call or put option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a

Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.
If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     PUT AND CALL OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may purchase and sell put options on their portfolio securities as described in the Prospectuses.

     STOCK INDEX FUTURES AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration.
A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     RESTRICTIONS ON USE OF FUTURES CONTRACTS AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     Neither the MidCap Equity Fund nor the Strategic Equity Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission.

Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     INDEXED SECURITIES -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     SWAP AGREEMENTS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     As one way of managing their exposure to different types of investments, the MidCap Equity and Strategic Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and
          (ii) the MidCap Equity and Strategic Equity Funds may engage in transactions involving financial futures contracts or options on financial futures contracts.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that each of the MidCap Equity and Strategic Equity Funds may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the respective Fund.



                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Retail A Shares of the Funds and Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds ("CDSC Funds") are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectuses, Retail A Shares of the Funds and Retail B Shares of the CDSC Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectuses. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the CDSC Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectuses.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the Prospectuses. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1997 (with respect to the MidCap Equity Fund and Strategic Equity Fund, based on the projected value of each Fund's net assets and the projected number of outstanding Retail A Shares of each Fund on the date such Shares are first offered for sale to public investors) and the maximum front-end sales charge of 3.75%, is as follows:

                                        Equity Value        Equity Growth
                                            Fund                 Fund
                                        ------------        -------------
Net Assets. . . . . . . . . . . . .     $182,640,599        $266,330,087

Outstanding Shares. . . . . . . . .       10,026,959           9,001,376

Net Asset Value Per Share . . . . .     $      18.21        $      25.14

Sales Charge (3.75% of
the offering price) . . . . . . . .     $       0.71        $       0.98

Offering Price to Public. . . . . .     $      18.92        $      26.12

                                           Equity           International
                                        Income Fund          Equity Fund
                                        ------------        -------------
Net Assets. . . . . . . . . . . . .     $169,275,775         $56,591,796

Outstanding Shares. . . . . . . . .        8,993,619           3,728,334

Net Asset Value Per Share . . . . .     $      18.82         $     15.18

Sales Charge (3.75% of
the offering price) . . . . . . . .     $       0.73         $      0.59

Offering Price to Public. . . . . .     $      19.55         $     15.77

                                       Small Company           MidCap
                                        Equity Fund          Equity Fund
                                       -------------        -------------
Net Assets. . . . . . . . . . . . .     $133,593,454         $        10

Outstanding Shares. . . . . . . . .        6,475,217                   1

Net Asset Value Per Share . . . . .     $      20.94         $     10.00

Sales Charge (3.75% of
the offering price) . . . . . . . .     $       0.82         $      0.39

Offering Price to Public. . . . . .     $      21.76         $     10.39

                                      Asset Allocation     Strategic Equity
                                            Fund                 Fund
                                      ----------------     ----------------
Net Assets. . . . . . . . . . . . .     $177,238,812         $        10

Outstanding Shares. . . . . . . . .       10,786,088                   1

Net Asset Value Per Share . . . . .     $      16.46         $     10.00

Sales Charge (3.75% of
the offering price) . . . . . . . .     $       0.64         $      0.39

Offering Price to Public. . . . . .     $      17.10         $     10.39


     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                            DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the CDSC Funds) are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a CDSC Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a CDSC Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to

Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                   ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Strategic rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and
(3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.
Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock of a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of each year; under either of these alternative approaches the Fund may also recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                            TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                          Positions              Principal Occupation
                          with The               During Past 5 Years
 Name and Address         Galaxy Fund            and Other Affiliations
 ----------------         -----------            ----------------------

 Dwight E. Vicks, Jr.     Chairman & Trustee     President & Director, Vicks Lithograph & Printing
 Vicks Lithograph &                              Corporation (book manufacturing and commercial printing);
   Printing Corporation                          Director, Utica Fire Insurance Company; Trustee, Savings
 Commercial Drive                                Bank of Utica; Director, Monitor Life Insurance Company;
 P.O. Box 270                                    Director, Commercial Travelers Mutual Insurance Company;
 Yorkville, NY 13495                             Trustee, The Galaxy VIP Fund; Trustee, Galaxy  Fund II.
 Age 64

                          Positions              Principal Occupation
                          with The               During Past 5 Years
 Name and Address         Galaxy Fund            and Other Affiliations
 ----------------         -----------            ----------------------

 John T. O'Neill(1)       President,             Executive Vice President and CFO, Hasbro, Inc. (toy and
 Hasbro, Inc.             Treasurer &            game manufacturer); Trustee, The Galaxy VIP Fund;
 1027 Newport Avenue      Trustee                Trustee, Galaxy Fund II.
 Pawtucket, RI 02862
 Age 53

 Louis DeThomasis         Trustee                President, Saint Mary's College of Minnesota; Director,
 Saint Mary's College                            Bright Day Travel, Inc.; Trustee, Religious Communities
   of Minnesota                                  Trust; Trustee, The Galaxy VIP Fund; Trustee, Galaxy Fund
 Winona, MN 55987                                II.
 Age 57

 Donald B. Miller         Trustee                Chairman, Horizon Media, Inc. (broadcast services);
 10725 Quail Covey Road                          Director/Trustee, Lexington Funds; Chairman, Executive
 Boynton Beach, FL 33436                         Committee, Compton International, Inc. (advertising
 Age 72                                          agency); Trustee, Keuka College; Trustee, The Galaxy VIP
                                                 Fund; Trustee, Galaxy Fund II.

 James M. Seed            Trustee                Chairman and President, The Astra Projects, Incorporated
 The Astra Ventures, Inc.                        (land development); President, The Astra Ventures,
 One Citizens Plaza                              Incorporated (previously, Buffinton Box Company -
 Providence, RI 02903                            manufacturer of cardboard boxes); Commissioner, Rhode
 Age 56                                          Island Investment Commission; Trustee, The Galaxy VIP
                                                 Fund; Trustee, Galaxy Fund II.

 Bradford S. Wellman(1)   Trustee                Private Investor; Vice President and Director, Acadia
 2468 Ohio Street                                Management Company; Director, Essex County Gas Company,
 Bangor, ME  04401                               until January 1994; Director, Maine Mutual Fire Insurance
 Age 66                                          Co.; Member, Maine Finance Authority; Trustee, The Galaxy
                                                 VIP Fund; Trustee, Galaxy Fund II.

                                      -21-

                          Positions              Principal Occupation
                          with The               During Past 5 Years
 Name and Address         Galaxy Fund            and Other Affiliations
 ----------------         -----------            ----------------------
 W. Bruce McConnel, III   Secretary              Partner of the law firm Drinker Biddle & Reath LLP,
 Philadelphia National                           Philadelphia, Pennsylvania.
   Bank Building
 1345 Chestnut Street.
 Philadelphia, PA 19107
 Age 54

 Jylanne Dunne            Vice President and     Vice President, First Data Investor Services Group, Inc.,
 First Data Investor      Assistant              1990 to present.
   Services Group, Inc.   Treasurer
 4400 Computer Drive
 Westboro, MA 01581-5108
 Age 38

-----------------
1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and
(ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of their respective affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                                 Pension or
                                                 Retirement
                                                  Benefits         Total Compensation
                                Aggregate       Accrued as Part      from Galaxy and
                            Compensation from      of Fund          Fund Complex*Paid
   Name of Person/Position       Galaxy            Expenses            to Trustees
--------------------------------------------------------------------------------------
   Bradford S. Wellman           $34,591             None                $38,500
   Trustee
--------------------------------------------------------------------------------------
   Dwight E. Vicks, Jr.          $38,184             None                $42,500
   Chairman and Trustee
--------------------------------------------------------------------------------------
   Donald B. Miller**            $34,574             None                $38,500
   Trustee
--------------------------------------------------------------------------------------
   Rev. Louis DeThomasis         $34,591             None                $38,500
   Trustee
--------------------------------------------------------------------------------------
   John T. O'Neill               $36,837             None                $41,000
   President, Treasurer
   and Trustee
--------------------------------------------------------------------------------------
   James M. Seed**               $34,574             None                $38,500
   Trustee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------


-------------

*    The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund
     II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 advisory fees (net of expense reimbursements) of $1,797,623, $2,220,230 and $2,860,410, respectively, with respect to the Equity Value Fund; and $3,406,615, $4,746,270 and $6,555,045, respectively, with respect to the Equity Growth Fund. For the fiscal years ended October 31, 1995 and October 31, 1997, Fleet reimbursed advisory fees of $2,347 and $26,924, respectively, with respect to the Equity Value Fund; and $9,296 and $27,033, respectively, with respect to the Equity Growth Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,097,887, $1,533,644 and $1,947,792, respectively, with respect to the Equity Income Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $24,627, $0 and $38,298, respectively, with respect to the Equity Income Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of expense reimbursements) of $807,983, $1,562,481 and $2,610,431, respectively, with respect to the Small Company Equity Fund; and $982,310, $1,447,310 and $2,313,863, respectively, with respect to the Asset Allocation Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $11,087, $331 and $118,118, respectively, with respect to the Small Company Equity Fund; and $37,161, $12,512 and $19,254, respectively, with respect to the Asset Allocation Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers and expense reimbursements) of $850,924, $1,154,303 and $1,844,037, respectively, with respect to the International Equity Fund. During the same periods, Fleet waived advisory fees of $291,265, $464,938 and $682,009, respectively, with respect to the International Equity Fund. During the fiscal year ended October 31, 1997, Fleet reimbursed advisory fees of $18,362 with respect to the International Equity Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Oechsle serves as sub-adviser to the International Equity Fund. Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the International Equity Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the International Equity Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the Fund's investment policies and restrictions and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. For the fiscal year ended October 31, 1997 and for the period from August 12, 1996 through October 31, 1996, Oechsle received sub-advisory fees of $979,810 and $119,374, respectively, with respect to the International Equity Fund.

     Prior to August 12, 1996, Wellington Management Company served as sub-adviser to the International Equity Fund. For the fiscal year ended October 31, 1995 and for the period from November 1, 1995 through August 11, 1996, Wellington Management Company received sub-advisory fees of $423,376 and $431,198, respectively, with respect to the International Equity Fund.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of waivers) of $210,049, $251,209 and $312,596, respectively, with respect to the Equity Value Fund; $398,623, $536,874 and $711,960, respectively, with respect to the Equity Growth Fund; $130,993, $174,406 and $216,835, respectively, with respect to the Equity Income Fund; $97,015, $141,571 and $222,620, respectively, with respect to the International Equity Fund; $95,582, $176,590 and $292,316, respectively, with respect to the Small Company Equity Fund; and $118,968, $165,077 and $215,871, respectively, with respect to the Asset Allocation Fund. For the fiscal year ended October 31, 1997, Investor Services Group waived administration fees of $1,640, $4,360, $4,570 and $2,010 for the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and the Asset Allocation Fund, respectively.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and
(vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                            PORTFOLIO TRANSACTIONS

     The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Transactions in equity securities on U.S. stock exchanges for the Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet and Oechsle will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, the Equity Value Fund paid brokerage commissions aggregating $588,613, $790,862 and $934,709, respectively; the Equity Growth Fund paid brokerage commissions aggregating $192,433, $539,416 and $7,006,331, respectively; the Equity Income Fund paid brokerage commissions aggregating $108,082, $217,231 and $201,407, respectively, the Asset Allocation Fund paid brokerage commissions aggregating $101,436, $112,582 and $155,296, respectively; the Small Company Equity Fund paid brokerage commissions aggregating $109,014, $258,606 and $354,910, respectively; and the International Equity Fund paid brokerage commissions aggregating $341,377, $1,155,060 and $851,919, respectively.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet or Oechsle will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Oechsle may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, (1) the Asset Allocation Fund held 1,961,375 shares of common stock of Chase Manhattan Corp. with a value of $1,961,375;
(2) the Equity Value Fund held 56,8000 shares of common stock of Chase Manhattan Corp. with a value of $6,553,300 and held 50,000 shares of common stock of Merrill Lynch & Co., Inc. with a value of $3,381,250; (3) the Equity Growth Fund held 175,000 shares of common stock of Chase Manhattan Corp. with a value of $20,190,625. Chase Manhattan Corp. and Merrill Lynch & Co. Inc. are considered "regular brokers or dealers" of Galaxy.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                           SHAREHOLDER SERVICES PLAN

     As stated in the Prospectuses, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $245,304, $331,670 and $440,920, respectively, with respect to Retail A Shares of the Equity Value Fund; $237,326, $356,642 and $558,695, respectively, with respect to Retail A Shares of the Equity Growth Fund; $203,471, $309,334 and $434,674, respectively, with respect to Retail A Shares of the Equity Income Fund; $93,434, $79,239 and $102,465, respectively, with respect to Retail A Shares of the International Equity Fund; $102,102, $172,887 and $287,068, respectively, with respect to Retail A Shares of the Small Company Equity Fund; and $205,546, $267,695 and $412,384, respectively, with respect to Retail A Shares of the Asset Allocation Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of

Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                        DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds. The 12b-1 Plan is described in the applicable Prospectus.

     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $50,897 in distribution fees and $21,199 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $75,906 in distribution fees and $34,034 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $55,371 in distribution fees and $23,556 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $99,219 in distribution fees and $44,293 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation

Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees until the 12b-1
Plan: $3,518 in distribution fees and $1,624 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $7,613 in distribution fees and $3,514 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $7,282 in distribution fees and $3,361 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $6,389 in distribution fees and $2,949 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

                                 DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Equity Value Fund -- $451,771; Equity Growth Fund -- $491,165; Equity Income Fund -- $592,347; International Equity Fund -- $320,935; Small Company Equity Fund -- $343,614; and Asset Allocation Fund -- $1,010,359. Of these amounts, the Distributor and affiliates of Fleet retained $0 and $451,771, respectively, with respect to the Equity Value Fund; $0 and $491,165, respectively, with respect to the Equity Growth Fund; $0 and $592,347, respectively, with respect to the Equity Income Fund; $0 and $320,935, respectively, with respect to the International Equity Fund; $0 and $343,614, respectively, with respect to the Small Company Equity Fund; and $0 and $1,010,359, respectively, with respect to the Asset Allocation Fund.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the CDSC Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows: Equity Value Fund -- $21,384; Equity Growth Fund -- $28,379; Small Company Equity Fund -- $34,481; and Asset Allocation Fund -- $57,559. All such amounts were paid over to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

                                                         Brokerage
                 Net Underwriting   Compensation on    Commissions in
                  Discounts and     Redemption and     Connection with           Other
Fund              Commissions(1)     Repurchase(2)    Fund Transactions     Compensation(3)
-------------    ----------------   ---------------   -----------------     ---------------
 Equity Value     $  473,155          $21,384              $ 0                 $494,552

 Equity Growth    $  519,543          $28,379              $ 0                 $556,499

 Equity Income    $  592,347          $   N/A              $ 0                 $421,303

 International    $  320,935          $   N/A              $ 0                 $108,934
   Equity

 Small Company    $  378,095          $34,481              $ 0                 $350,051
   Equity

 Asset            $1,067,918          $57,559              $ 0                 $517,061
   Allocation

-------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996, which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                   AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.

                                   COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                      PERFORMANCE AND YIELD INFORMATION

     The Funds' 30-day (or one month) standard yields described in the Prospectus are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

            YIELD = 2[(a-b/cd +1 )6 - 1]

Where:         a =  dividends and interest earned by a Fund during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period, entitled to receive dividends; and

               d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yield for Retail A Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were 0.36%, 0.08%, 1.69%, -1.05%, -0.09% and 2.57%, respectively.

     Based on the foregoing calculation, the standard yield for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were -0.40%, -0.70%, -1.92% and 2.06%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                      T = [(ERV/P)- 1]l/n

     Where:            T =  average annual total return;

                     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year
                            (or other) periods at the end of the applicable period (or a fractional portion thereof);

                       P =  hypothetical initial payment of $1,000; and

                        n = period covered by the computation, expressed in
                            years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

          Aggregate Total Return = [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares.

     Aggregate total return for Retail A Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1997 was 245.24%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Retail A Shares of the Equity Value Fund was 14.48%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Equity Value Fund were 24.64% and 18.41%, respectively.

     Aggregate total returns for Retail A Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1997 were 186.29% and 152.04%, respectively. From December 14, 1990 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 16.52% and 14.38%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 26.70% and 16.68%, and 18.65% and 14.73%, respectively.

     Aggregate total returns for Retail A Shares of the Small Company Equity, International Equity and Asset Allocation Funds from December 30, 1991 (inception) to October 31, 1997 were 136.16%, 63.32% and 89.11%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 15.87%, 11.53% and 8.77%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 14.60% and 21.86%, 15.69% and 12.95%, and 11.56% and 11.07%, respectively.

     Aggregate total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds from March 4, 1996 (date of their initial public offering) to October 31, 1997 were 35.92%, 37.17%, 32.37% and 24.54%, respectively. From March 4, 1996 (date of their initial public offering) through October 31, 1997, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 20.31%, 20.97%, 18.40% and 14.13%, respectively. For the one-year period ended October 31, 1997, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 23.60%, 25.78%, 13.23% and 14.34%, respectively.

     As stated in the Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

                                MISCELLANEOUS

     As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund.
In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000003294, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East

Avenue, Rochester, New York 14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account

00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund --Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown & Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of
Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%); Wilbur J. Wade, Jr., 122
Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201
College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                             FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                  APPENDIX B

     As stated in the applicable Prospectus, the MidCap Equity and Strategic Equity Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%.
If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the MidCap Equity and Strategic Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                          TRUST






                               THE GALAXY FUND

                     Statement of Additional Information


                              Equity Value Fund

                              Equity Growth Fund

                              Equity Income Fund

                          International Equity Fund

                          Small Company Equity Fund

                              MidCap Equity Fund

                            Asset Allocation Fund

                            Strategic Equity Fund


                              February 28, 1998
                        (as revised October 30, 1998)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Trust Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds, each dated February 28, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                  TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
THE GALAXY FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Variable And Floating Rate Obligations . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Bank Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     Asset-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     When-Issued Securities And Delayed Settlement Transactions . . . . . . . . . . . . . . . .  2
     Repurchase Agreements; Reverse Repurchase Agreements; Loans Of Portfolio Securities. . . .  2
     U.S. Government Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Derivative Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Put And Call Options -- Equity Growth, Equity Income, Small Company Equity
          And Asset Allocation Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     Covered Call Options -- Equity Value, Equity Growth, Equity Income,
          International Equity, Small Company Equity And Asset Allocation Funds . . . . . . . .  5
     Options On Foreign Stock Indexes -- International Equity Fund. . . . . . . . . . . . . . .  6
     Put And Call Options-- Midcap Equity And Strategic Equity Funds. . . . . . . . . . . . . .  6
     Stock Index Futures And Options-- Midcap Equity And Strategic Equity Funds . . . . . . . .  6
     Restrictions On Use Of Futures Contracts And Options -- Midcap Equity And Strategic
          Equity Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Indexed Securities-- Midcap Equity And Strategic Equity Funds. . . . . . . . . . . . . . .  8
     Swap Agreements-- Midcap Equity And Strategic Equity Funds . . . . . . . . . . . . . . . .  8
     Foreign Currency Exchange Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     Additional Investment Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 11
DESCRIPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Taxation of Certain Financial Instruments. . . . . . . . . . . . . . . . . . . . . . . . . 16
     State Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     Shareholder and Trustee Liability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER
     AGENCY AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
SHAREHOLDER SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
COUNSEL   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
PERFORMANCE AND YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company which is currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to the Trust Shares of eight of those investment portfolios: the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund and Strategic Equity Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses. As of the date of this Statement of Additional Information, the MidCap Equity Fund had not commenced investment operations.

                      INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, or Oechsle International Advisors, L.P. ("Oechsle"), the sub-adviser to the International Equity Fund, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS -- EQUITY GROWTH, EQUITY INCOME,
     SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put and call options issued by the Options Clearing Corporation which are listed on a national securities exchange.
Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out call or put option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a

Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.
If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     PUT AND CALL OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may purchase and sell put options on their portfolio securities as described in the Prospectuses.

     STOCK INDEX FUTURES AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY
     FUNDS

     The MidCap Equity and Strategic Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration.
A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     RESTRICTIONS ON USE OF FUTURES CONTRACTS AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     Neither the MidCap Equity Fund nor the Strategic Equity Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission.

Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     INDEXED SECURITIES -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     SWAP AGREEMENTS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     As one way of managing their exposure to different types of investments, the MidCap Equity and Strategic Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may engage in transactions involving financial futures contracts or options on financial futures contracts.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that each of the MidCap Equity and Strategic Equity Funds may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the respective Fund.



                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Trust Shares of the Funds are offered to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund are also available for purchase by clients, partners and employees of Oechsle.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                            DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. As stated in the Prospectuses, two separate series of shares (Retail A Shares and Trust Shares) of the Funds (plus a third series of shares, i.e. Retail B Shares, of the Equity Value, Equity Growth, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds (the "CDSC Funds")) are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Except as noted below with respect to the Shareholder Services Plan (which is currently applicable only to Retail A Shares of a Fund), the Distribution and Services Plan for Retail B Shares of a CDSC Fund, and differing transfer agency fees, Trust Shares, Retail A Shares and Retail B Shares bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that currently each Fund's Retail A Shares would be solely responsible for the Fund's payments to Service Organizations under the Shareholder Services Plan and each CDSC Fund's Retail B Shares would be solely responsible for the Fund's payments to FD Distributors and to Service Organizations under the Distribution and Services Plan.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a CDSC

Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                   ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Strategic rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and
(3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code.
Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock of a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of each year; under either of these alternative approaches the Fund may also recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                             TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ---------   ----------------------
 Dwight E. Vicks, Jr.            Chairman &  President & Director, Vicks
 Vicks Lithograph &              Trustee     Lithograph & Printing Corporation
   Printing Corporation                      (book manufacturing and commercial
 Commercial Drive                            printing); Director, Utica Fire
 P.O. Box 270                                Insurance Company; Trustee,
 Yorkville, NY 13495                         Savings Bank of Utica; Director,
 Age 64                                      Monitor Life Insurance Company;
                                             Director, Commercial Travelers
                                             Mutual Insurance Company; Trustee,
                                             The Galaxy VIP Fund; Trustee,
                                             Galaxy  Fund II.

                                     -18-

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ---------   ----------------------
 John T. O'Neill(1)              President,  Executive Vice President and CFO,
 Hasbro, Inc.                    Treasurer   Hasbro, Inc. (toy and game
 1027 Newport Avenue             & Trustee   manufacturer); Trustee, The Galaxy
 Pawtucket, RI 02862                         VIP Fund; Trustee, Galaxy Fund II.
 Age 53

 Louis DeThomasis                Trustee      President, Saint Mary's College
 Saint Mary's College                        of Minnesota; Director, Bright Day
   of Minnesota                              Travel, Inc.; Trustee, Religious
 Winona, MN 55987                            Communities Trust; Trustee, The
 Age 57                                      Galaxy VIP Fund; Trustee, Galaxy
                                             Fund II.

 Donald B. Miller                Trustee     Chairman, Horizon Media, Inc.
 10725 Quail Covey Road                      (broadcast services);
 Boynton Beach, FL 33436                     Director/Trustee, Lexington Funds;
 Age 72                                      Chairman, Executive Committee,
                                             Compton International, Inc.
                                             (advertising agency); Trustee,
                                             Keuka College; Trustee, The Galaxy
                                             VIP Fund; Trustee, Galaxy Fund II.

 James M. Seed                   Trustee     Chairman and President, The Astra
 The Astra Ventures, Inc.                    Projects, Incorporated (land
 One Citizens Plaza                          development); President, The Astra
 Providence, RI 02903                        Ventures, Incorporated
 Age 56                                      (previously, Buffinton Box Company
                                             - manufacturer of cardboard
                                             boxes); Commissioner, Rhode Island
                                             Investment Commission; Trustee,
                                             The Galaxy VIP Fund; Trustee,
                                             Galaxy Fund II.

 Bradford S. Wellman(1)          Trustee     Private Investor; Vice President
 2468 Ohio Street                            and Director, Acadia Management
 Bangor, ME  04401                           Company; Director, Essex County
 Age 66                                      Gas Company, until January 1994;
                                             Director, Maine Mutual Fire
                                             Insurance Co.; Member, Maine
                                             Finance Authority; Trustee, The
                                             Galaxy VIP Fund; Trustee, Galaxy
                                             Fund II.

                                     -19-

                                 Positions
                                 with The    Principal Occupation
                                 Galaxy      During Past 5 Years
 Name and Address                Fund        and Other Affiliations
 ----------------                ---------   ----------------------
 W. Bruce McConnel, III          Secretary   Partner of the law firm Drinker
 Philadelphia National                       Biddle & Reath LLP, Philadelphia,
   Bank Building                             Pennsylvania.
 1345 Chestnut Street.
 Philadelphia, PA 19107
 Age 54

 Jylanne Dunne                   Vice        Vice President, First Data
 First Data Investor Services    President   Investor Services Group, Inc.,
   Group, Inc.                   and         1990 to present.
 4400 Computer Drive             Assistant
 Westboro, MA 01581-5108         Treasurer
 Age 38

-------------------------

1. An interested person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and
(ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of their respective affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                 Pension or         Total
                                                 Retirement      Compensation
                                                  Benefits     from Galaxy and
                                Aggregate        Accrued as         Fund
                            Compensation from   Part of Fund   Complex*Paid to
  Name of Person/Position         Galaxy          Expenses        Trustees
  -----------------------   -----------------   ------------   ---------------
------------------------------------------------------------------------------
 Bradford S. Wellman             $34,591            None           $38,500
 Trustee
------------------------------------------------------------------------------
 Dwight E. Vicks, Jr.            $38,184            None           $42,500
 Chairman and Trustee
------------------------------------------------------------------------------
 Donald B. Miller**              $34,574            None           $38,500
 Trustee
------------------------------------------------------------------------------
 Rev. Louis DeThomasis           $34,591            None           $38,500
 Trustee
------------------------------------------------------------------------------
 John T. O'Neill                 $36,837            None           $41,000
 President, Treasurer
 and Trustee
------------------------------------------------------------------------------
 James M. Seed**                 $34,574            None           $38,500
 Trustee
------------------------------------------------------------------------------
------------------------------------------------------------------------------

-------------
*   The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund
    II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.

ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 advisory fees (net of expense reimbursements) of $1,797,623, $2,220,230 and $2,860,410, respectively, with respect to the Equity Value Fund; and $3,406,615, $4,746,270 and $6,555,045, respectively, with respect to the Equity Growth Fund. For the fiscal years ended October 31, 1995 and October 31, 1997, Fleet reimbursed advisory fees of $2,347 and $26,924, respectively, with respect to the Equity Value Fund; and $9,296 and $27,033, respectively, with respect to the Equity Growth Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,097,887, $1,533,644 and $1,947,792, respectively, with respect to the Equity Income Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $24,627, $0 and $38,298, respectively, with respect to the Equity Income Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of expense reimbursements) of $807,983, $1,562,481 and $2,610,431, respectively, with respect to the Small Company Equity Fund; and $982,310, $1,447,310 and $2,313,863, respectively, with respect to the Asset Allocation Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $11,087, $331 and $118,118, respectively, with respect to the Small Company Equity Fund; and $37,161, $12,512 and $19,254, respectively, with respect to the Asset Allocation Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers and expense reimbursements) of $850,924, $1,154,303 and $1,844,037, respectively, with respect to the International Equity Fund. During the same periods, Fleet waived advisory fees of $291,265, $464,938 and $682,009, respectively, with respect to the International Equity Fund. During the fiscal year ended October 31, 1997, Fleet reimbursed advisory fees of $18,362 with respect to the International Equity Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Fleet Bank, an affiliate of Fleet, is paid a fee for sub-account and administrative services performed with respect to Trust Shares of the Funds held by defined contribution plans.

Pursuant to an agreement between Fleet Bank and Investor Services Group, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant account. As of October 31, 1997, there were approximately 91,482 defined contribution plan participant sub-accounts invested in Trust Shares of the Funds; thus it is expected that Fleet Bank will receive annually approximately $1,921,122 for sub-account services. Investor Services Group bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to Investor Services Group for transfer agency services.

     Oechsle serves as sub-adviser to the International Equity Fund. Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the International Equity Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the International Equity Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the Fund's investment policies and restrictions and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. For the fiscal year ended October 31, 1997 and for the period from August 12, 1996 through October 31, 1996, Oechsle received sub-advisory fees of $979,810 and $119,374, respectively, with respect to the International Equity Fund.

     Prior to August 12, 1996, Wellington Management Company served as sub-adviser to the International Equity Fund. For the fiscal year ended October 31, 1995 and for the period from November 1, 1995 through August 11, 1996, Wellington Management Company received sub-advisory fees of $423,376 and $431,198, respectively, with respect to the International Equity Fund.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of waivers) of $210,049, $251,209 and $312,596, respectively, with respect to the Equity Value Fund; $398,623, $536,874 and $711,960, respectively, with respect to the Equity Growth Fund; $130,993, $174,406 and $216,835, respectively, with respect to the Equity Income Fund; $97,015, $141,571 and $222,620, respectively, with respect to the International Equity Fund; $95,582, $176,590 and $292,316, respectively, with respect to the Small Company Equity Fund; and $118,968, $165,077 and $215,871, respectively, with respect to the Asset Allocation Fund. For the fiscal year ended October 31, 1997, Investor Services Group waived administration fees of $1,640, $4,360, $4,570 and $2,010 for the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and the Asset Allocation Fund, respectively.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and
(vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

                            PORTFOLIO TRANSACTIONS

     The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Transactions in equity securities on U.S. stock exchanges for the Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet and Oechsle will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, the Equity Value Fund paid brokerage commissions aggregating $588,613, $790,862 and $934,709, respectively; the Equity Growth Fund paid brokerage commissions aggregating $192,433, $539,416 and $7,006,331, respectively; the Equity Income Fund paid brokerage commissions aggregating $108,082, $217,231 and $201,407, respectively, the Asset Allocation Fund paid brokerage commissions aggregating $101,436, $112,582 and $155,296, respectively; the Small Company Equity Fund paid brokerage commissions aggregating $109,014, $258,606 and $354,910, respectively; and the International Equity Fund paid brokerage commissions aggregating $341,377, $1,155,060 and $851,919, respectively.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet or Oechsle will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Oechsle may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, (1) the Asset Allocation Fund held 1,961,375 shares of common stock of Chase Manhattan Corp. with a value of $1,961,375;
(2) the Equity Value Fund held 56,8000 shares of common stock of Chase Manhattan Corp. with a value of $6,553,300 and held 50,000 shares of common stock of Merrill Lynch & Co., Inc. with a value of $3,381,250; (3) the Equity Growth Fund held 175,000 shares of common stock of Chase Manhattan Corp. with a value of $20,190,625. Chase Manhattan Corp. and Merrill Lynch & Co. Inc. are considered "regular brokers or dealers" of Galaxy.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                           SHAREHOLDER SERVICES PLAN

     As stated in the Prospectuses, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates. As of the date of this Statement of Additional Information, the Services Plan has not been implemented with respect to Trust Shares of the Funds.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares and Trust Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                                 DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

                                   AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.

                                   COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                      PERFORMANCE AND YIELD INFORMATION

     The Funds' 30-day (or one month) standard yields described in the Prospectus are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                            6
                      YIELD = 2[(a-b/cd +1 )  - 1]

Where:
               a =  dividends and interest earned by a Fund during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period, entitled to receive dividends; and

               d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yield for Trust Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds for the 30-day period ended October 31, 1997 were 0.69%, 0.48%, 2.18%, -0.49%, -0.74%, and 2.85%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                T = [(ERV/P)- 1]1/n

     Where:            T =  average annual total return;

                     ERV =  ending redeemable value of a hypothetical $1,000
                            payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                       P =  hypothetical initial payment of $1,000; and

                       n = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                 Aggregate Total Return = [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     Aggregate total return for Trust Shares of the Equity Value Fund for the period September 1, 1988 (inception) to October 31, 1997 was 263.21%. From September 1, 1988 (inception) to October 31, 1997, average annual total return for Trust Shares of the Equity Value Fund was 15.11%. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Equity Value Fund were 29.87% and 19.61%, respectively.

     Aggregate total returns for Trust Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to October 31, 1997 were 201.51% and 165.85%, respectively. From December 14, 1990 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 17.40% and 15.27%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Equity Growth and Equity Income Funds were 32.16% and 17.89% and 23.80% and 15.95%, respectively.

     Aggregate total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds from December 30, 1991 (inception) to October 31, 1997 were 149.37%, 72.80%, and 97.85%, respectively. From December 30, 1991 (inception) to October 31, 1997, average annual total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds were 16.95%, 9.83% and 12.40%, respectively. For the one-year and five-year periods ended October 31, 1997, the average annual total returns for Trust Shares of the Small Company Equity, International Equity and Asset Allocation Funds were 19.59% and 23.19%, 16.60% and 12.33%, and 20.42% and 13.98%, respectively.

                                MISCELLANEOUS

     As used in the Prospectuses, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14863 (98.22%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.38%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (98.37%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, New York 14638 (9.95%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street; NY/RO/TO3C, Rochester, New York 14638 (97.40%); Equity Value Fund -- Norstar Trust

Company, Gales & Co., Funds Control, Account 00000003294, Attn:
Julie Hogestyn, One East Avenue, Rochester, New York 14638 (16.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (77.92%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000011551, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.27%); Equity Growth Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000030718, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000010017, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (16.01%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000082, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (70.42%); Equity Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.70%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000003748, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.36%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000016771, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (51.84%); International Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000004088, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.59%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000876, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (39.24%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (47.07%); Growth and Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 05000503793, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (66.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000603873, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (29.85%); Asset Allocation Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000002598, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (14.30%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (80.32%); Small Company Equity Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (5.76%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001492, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (15.90%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (70.60%); Small Cap Value Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 06000503917, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (6.32%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503999, Attn: Julie Hogestyn, One East Avenue, Rochester, New York
14638 (71.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 05000503953, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.25%); Short-Term Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000064, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (41.78%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001090, Attn: Julie Hogestyn, One East Avenue, Rochester, New York, 14638 (16.05%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000008627, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.06%); Intermediate Government Income Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000007183, Attn:
Julie Hogestyn, One East Avenue, Rochester,

New York 14638 (29.57%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (28.12%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000038408, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.32%); Swarovski North America Ret Plan, c/o Norstar Trust Co., Gates & Co., 159 East Main St., Rochester, NY 14638 (5.72%); High Quality
Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000006095, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (11.82%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001465, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (21.18%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (67.00%); Corporate Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000046, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (53.41%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000006102, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (34.28%); Tax-Exempt Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000670, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.10%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000028, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (37.86%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000005899, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (42.04%); New York Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000005292, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (10.50%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (13.66%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000001107, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (75.75%); Connecticut Municipal Bond Fund -- Norstar Trust
Company, Gales & Co., Funds Control, Account 00000000037, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (20.74%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (78.60%); and Massachusetts Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control, Account 00000000073, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (36.98%); Norstar Trust Company, Gales & Co., Funds Control, Account 00000000019, Attn: Julie Hogestyn, One East Avenue, Rochester, New York 14638 (63.02%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842 (15.35%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 160 East Main St., NY/RO/TO3C, Rochester, NY 14638 (44.97%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638 (30.56%); International Equity Fund -- Credit Suisse First Boston Corp., 11 Madison Ave., 4th Floor, Attn: Mark Gorton, New York, NY 10010 (8.56%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Bilse, Ronald Brown, Howard Brown &

Carl Vajeri, 39 Brighton Ave., Boston, MA 02128 (5.73%); and Rhode Island Municipal Bond Fund -- Norstar Trust Company, Gales & Co., Funds Control,
Attn: Julie Hogestyn, One East Ave., Rochester, NY 14638 (33.61%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02860 (7.65%); Gerald
M. Gannon, 293 Promenade Ave., Warwick, RI 02886-8324 (5.81%).

     As of January 28, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund -- Charles I. Boynton Insurance, 72 River Park Street, Needham, MA 02194, Account 00920380973, (25.72%); Fleet Bank of
Massachusetts, Customer if the IRA, FBO Norris K. Smith, Jr., 9262 Versailles Rd., Angola, NY 14006, Account 05100347130, (6.06%); Peter Daniel Mendelsohn, 540 East 6th Street, Apt. 2B, New York, NY 10009, Account 05100353961, (6.85%); Thomas A. Dowd, Myrna L. Dowd(JTWROS) 9 Cypress Ave., Shrewsbury, MA 01546, Account 06100563501, (17.13%); Mario J. Vidal, Customer Nathan S. Vidal, 106 Aquidneck Street, New Bedford, MA 02744, Account 06100567151, (8.54%); Barbara A. Saganich, 4 St. James Circle, Acton, MA 01720, Account 05100663842, (5.09%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 16 Helen Rd., Needham, MA 02192, Account 05100649206, (7.78%); Short-Term Bond Fund -- Colonial Marble Co., Inc., 25 Garvey Street, P.O. Box 187, Everett, MA 02149, Account 00970037797, (7.17%); Wilbur J. Wade, Jr., 122
Snyder Road, Fort Plain, NY 13339, Account 05100596030, (5.58%); and Tax-Exempt Bond Fund -- Katrina A. Seltzer, 121 Schuyler Street, Boonville, NY 13309, Account 051001743724, (12.25%); David Fendler, 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (25.74%); Joseph R. Copeland, 201
College Street, Springfield, MA 01109, Account 05100388896, (12.97%).

                             FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                  APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS
-------------------------------------

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                  APPENDIX B

     As stated in the applicable Prospectuses, the MidCap Equity and Strategic Equity Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%.
If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the MidCap Equity and Strategic Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.